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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Alliant Techsystems Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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ALLIANT TECHSYSTEMS INC.
1300 Wilson Boulevard, Suite 400
Arlington, VA 22209-2307

June 21, 2012

Dear Stockholder:

        You are invited to attend the Annual Meeting of Stockholders of ATK (Alliant Techsystems Inc.), which will be held at 9:00 a.m. on Tuesday, August 7, 2012, at our headquarters, 1300 Wilson Boulevard, Suite 400, Arlington, Virginia.

        The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.

        We have elected to take advantage of the "notice and access" rules of the Securities and Exchange Commission to furnish most of our stockholders with proxy materials over the Internet. These rules will allow us to provide you with the information you need, while reducing printing and delivery costs.

        Your vote on the proposals is important. Whether or not you attend the meeting, we encourage you to vote your shares in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.

        If you plan to attend the meeting, please let us know. See the Admission Policy on the next page for instructions on admission to the meeting.

        We look forward to seeing you at the Annual Meeting.

Sincerely,

Mark W. DeYoung President and Chief Executive Officer

Ronald R. Fogleman Chairman of the Board

ADMISSION POLICY

        Stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Stockholders on August 7, 2012. To be admitted to the meeting, you must request an admission ticket. You may request an admission ticket by calling 952-351-3072, by e-mailing alliant.corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee), you will also need to bring a copy of a statement reflecting your share ownership as of the record date. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

i

ALLIANT TECHSYSTEMS INC.
1300 Wilson Boulevard, Suite 400
Arlington, VA 22209-2307

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, August 7, 2012, at 9:00 a.m. eastern time
Place:	Alliant Techsystems Inc. headquarters 1300 Wilson Boulevard, Suite 400 Arlington, Virginia
Items of Business:

•

Elect 10 directors.

•

Advisory Vote on Executive Compensation.

•

Approve the Alliant Techsystems Inc. 2005 Stock Incentive Plan, as Amended and Restated.

•

Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2013.

•

Transact any other business that may properly be considered at the meeting or any adjournment of the meeting.

Record Date:	June 11, 2012
Voting by Proxy:
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "Questions and Answers About the Meeting and Voting" beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.
Admission to the Meeting:	You will be admitted to the meeting only if you have a ticket and provide the proper documentation. See the Admission Policy on the previous page for instructions on obtaining a ticket.

By Order of the Board of Directors,

Doris K. Tuura Secretary

June 21, 2012

ii

ALLIANT TECHSYSTEMS INC.
1300 Wilson Boulevard, Suite 400
Arlington, VA 22209-2307

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
August 7, 2012

GENERAL INFORMATION

        The Board of Directors of Alliant Techsystems Inc. is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on August 7, 2012 and at any adjournment of the meeting. This proxy statement and the form of proxy, along with the Annual Report for the fiscal year ended March 31, 2012, are first being sent or given to stockholders on or about June 21, 2012.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What am I voting on?

  •
  Election of 10 directors currently serving on our Board of Directors.

  •
  Advisory Vote on Executive Compensation.

  •
  Approval of an amendment and restatement of the Alliant Techsystems Inc. 2005 Stock Incentive Plan.

  •
  Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2013.

Who is entitled to vote at the Annual Meeting?

        Stockholders can vote their shares of ATK common stock at the Annual Meeting if our records show that they owned their shares as of the close of business on June 11, 2012, which was the record date.

What constitutes a quorum at the Annual Meeting?

        On the record date, there were 32,650,233 shares of ATK common stock outstanding. This does not include 8,905,216 shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. Holders of a majority of the shares outstanding must be present at the Annual Meeting in order for there to be a quorum. You will be considered present at the Annual Meeting if you are in attendance and vote your shares at the meeting, or if you have properly voted over the Internet or by telephone or submitted a properly completed proxy card.

How can I vote my shares without attending the Annual Meeting?

  •
  If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone as instructed on the proxy card.

  •
  If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

  •
  If you hold shares in the 401(k) Plan, please refer to the voting instructions that are provided to you. The Plan trustee will vote your shares as you instruct.

How can I vote my shares in person at the Annual Meeting?

  •
  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the meeting.

  •
  If you are a stockholder of record, you may vote in person at the Annual Meeting.

  •
  If you hold shares beneficially in street name, you may vote in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares.

  •
  Shares held in the 401(k) Plan cannot be voted in person at the Annual Meeting.

Can I change my vote?

        You can change your vote before the vote is taken at the Annual Meeting. If you are a stockholder of record, you can change your vote by:

  •
  voting over the Internet or by telephone at a later time, until 11:59 p.m. eastern time on August 6, 2012;

  •
  signing and delivering to our Corporate Secretary a written request to revoke your proxy vote;

  •
  signing and mailing a new, properly completed proxy card with a later date than your original proxy card; or

  •
  attending the Annual Meeting and voting in person.

        If you are not a stockholder of record, you must instruct the party that holds your shares of record for your account of your desire to change or revoke your voting instructions.

Will my shares be voted if they are held in nominee street name, such as by a broker, bank or other nominee?

        If you hold your shares in nominee street name, such as by a broker, bank or other nominee, and you do not provide voting instructions, your nominee will not be permitted to vote your shares in their discretion on the election of directors (Proposal 1) and executive compensation matters (Proposals 2 and 3), but may still be permitted to vote in their discretion on the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year (Proposal 4). Therefore, it is particularly important for street name holders to instruct their brokers as to how they wish to vote their shares.

How are votes counted?

        Your shares will be voted as you instruct, assuming that you have properly voted over the Internet or by telephone or that your properly signed proxy card is received in time to be voted at the Annual Meeting.

        If you are a stockholder of record and you do not indicate how you wish to vote on a proposal, your shares will be voted as follows on that proposal:

  •
  FOR all of the Board's nominees for election as directors (Proposal 1).

  •
  FOR the advisory vote on executive compensation (Proposal 2).

  •
  FOR approval of the Alliant Techsystems Inc. 2005 Stock Incentive Plan, as Amended and Restated (Proposal 3).

  •
  FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year (Proposal 4).

        Shares held in the 401(k) Plan will be voted by the Plan trustee as directed by participants. Shares for which the Plan trustee has not received voting instructions by the voting deadline or that have not been allocated to participant accounts will be voted by the Plan trustee in the same manner and proportion as it votes shares for which it received voting instructions.

How will abstentions and broker non-votes affect the quorum and voting?

  •
  If you withhold your vote on the election of directors or abstain from voting on the other proposals, you will still be considered present at the Annual Meeting for purposes of determining a quorum.

  •
  If you withhold your vote from a director nominee, this will reduce the number of votes cast for that nominee.

  •
  If you abstain from voting on Proposals 2, 3 and 4, your shares will still be considered in determining the vote required to approve the proposal, so you will be deemed to have voted against that proposal.

  •
  If shares are held in nominee street name, such as by a broker, and the nominee cannot vote the shares on a specific proposal because no voting instructions were received from the owner, the failure of the nominee to vote the shares is called a "broker non-vote." Broker non-votes will be considered present at the Annual Meeting for purposes of determining a quorum. However, broker non-votes will not be considered in determining the vote required to approve Proposals 1, 2 and 3, and will not be deemed to have voted against the proposal.

What vote is required to approve the proposals?

        If a quorum is present at the Annual Meeting:

  •
  The 10 nominees for election as directors who receive the largest number of votes properly cast FOR the directors will be elected directors.

  •
  Each other proposal properly presented at the Annual Meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

        Because your vote on Proposal 2 is advisory, it is non-binding on our Board of Directors. Although non-binding, the Personnel and Compensation Committee of the Board will take into account the results of this advisory vote, as applicable, when considering future executive compensation arrangements.

Who will tabulate the votes at the Annual Meeting?

        The Carideo Group, Inc., an investor-relations counseling firm based in Minneapolis, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.

How will the solicitation of proxies be handled?

  •
  Proxies are being solicited primarily by Internet and mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation.

  •
  We have retained Georgeson Inc. to assist in the solicitation of proxies for a fee of $7,500 plus expenses.

  •
  We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold.

  •
  We will pay all other expenses of preparing, printing, and mailing or distributing the proxy solicitation materials.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of paper copies?

        In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. You will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials explains how to submit your proxy over the Internet. If you would like to receive a paper copy or e-mail copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.

What other business may be brought up at the Annual Meeting?

  •
  Our Board of Directors does not intend to present any other matters for a vote at the Annual Meeting. No stockholder has given the timely notice required by our Bylaws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our Bylaws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.

  •
  Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting, or nominating a candidate for election as a director at next year's annual meeting, can be found near the end of this proxy statement under the heading "Future Stockholder Proposals."

What if I want to attend the Annual Meeting?

        Stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Stockholders on August 7, 2012. To be admitted to the meeting, you must request an admission ticket. You may request an admission ticket by calling 952-351-3072, by e-mailing alliant.corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee), you will also need to bring a copy of a statement reflecting your share ownership as of the record date. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows the number of shares of our common stock beneficially owned (as defined by the Securities and Exchange Commission for proxy statement purposes) as of June 11, 2012 by (1) each person known by the Company to beneficially own more than 5% of the Company's common stock, (2) each of our directors and nominees, (3) each executive officer named in the Summary Compensation Table included later in this proxy statement, and (4) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)(3)		Percent of Shares Outstanding(4)
First Eagle Investment Management, LLC (5)	4,302,873		13.2%
BlackRock, Inc. (6)	2,705,217		8.3%
Tradewinds Global Investors, LLC (7)	2,159,833		6.6%
FMR LLC (8)	2,068,442		6.3%
Neal S. Cohen	18,897		*
Roxanne J. Decyk	1,261		*
Mark W. DeYoung	37,861		*
Martin C. Faga	2,558		*
Ronald R. Fogleman	0	(9)	*
April H. Foley	2,603		*
Michael A. Kahn	33,551		*
Tig H. Krekel	1,054		*
Blake E. Larson	32,591		*
Douglas L. Maine	9,423		*
Roman Martinez IV	4,000	(10)	*
Mark H. Ronald	6,199		*
Keith D. Ross	8,665		*
Thomas G. Sexton	15,827		*
John L. Shroyer	0		*
William G. Van Dyke	1,783		*
All directors and executive officers as a group (20 persons)	214,166		*

*
Less than 1%.

(1)
Includes shares covered by stock options exercisable on June 11, 2012, or within 60 days thereafter, for the following beneficial owners: Michael A. Kahn, 11,000 shares; Blake E. Larson, 5,000 shares; Keith D. Ross, 5,000 shares; Thomas G. Sexton, 4,500 shares; and all directors and executive officers as a group (20 persons), 25,500 shares.

(2)
Includes shares of restricted common stock with voting rights held by directors and certain executive officers. Excludes deferred stock units without voting rights under our Non-Employee Director Restricted Stock Award and Stock Deferral Program, or its predecessor plan (the Non-Employee Director Restricted Stock Plan). Additional information regarding ATK securities held by each director is shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement. As of June 11, 2012, all directors and executive officers as a group (20 persons) held 79,916 shares of restricted stock. Excludes deferred stock units without voting rights under our Nonqualified Deferred Compensation Plan because none of the executive officers has a payment scheduled within 60 days. Includes shares allocated, as of March 31, 2012, to the accounts of executive officers under our 401(k) plan.

(3)
Excludes phantom stock units to be settled in cash that are credited to the accounts of directors who participate in our Deferred Fee Plan for Non-Employee Directors (which are shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement) or were credited prior to January 1, 2005 to the accounts of officers who participate in our Nonqualified Deferred Compensation Plan (described under the heading "Executive Compensation" later in this proxy statement).

(4)
Assumes the issuance of the shares covered by the exercisable stock options held by each person or the group, as applicable.

(5)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2012, reporting beneficial ownership as of December 31, 2011. The amended Schedule 13G reported that First Eagle Investment Management, LLC ("FEIM") has sole voting power over 4,202,429 shares and sole dispositive power over 4,302,873 shares. FEIM, a registered investment adviser, is deemed to be the beneficial owner of the 4,302,873 shares as a result of acting as adviser to various clients. The First Eagle Global Fund, a registered investment company for which FEIM acts as investment adviser, may be deemed to beneficially own 3,337,753 of the 4,302,873 shares, or 10.2% of the outstanding shares of ATK common stock. The address of FEIM is 1345 Avenue of the Americas, New York, New York 10105.

(6)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2012, reporting beneficial ownership as of December 30, 2011. The amended Schedule 13G reported that BlackRock, Inc. ("BlackRock") has sole voting and dispositive powers over 2,705,217 shares. The shares beneficially owned by BlackRock, a parent holding company, were acquired by various BlackRock subsidiaries, none of which beneficially owns more than 5% of the outstanding shares of ATK common stock. The address of BlackRock is 40 East 52nd Street, New York, New York 10022.

(7)
Based on a Schedule 13 G/A filed with the Securities and Exchange Commission on June 8, 2012, reporting beneficial ownership as of May 31, 2012. The amended Schedule 13G reported that Tradewinds Global Investors, LLC ("Tradewinds") has sole voting power over 1,733,454 shares and sole dispositive power over 2,159,833 shares. Tradewinds, an investment advisor, stated that the securities reported on its amended Schedule 13G are owned by clients which may include investment companies registered under the Investment Company Act of 1940 and/or employee benefit plans, pension funds or other institutional clients. The address of Tradewinds is 2049 Century Park East, 20th Floor, Los Angeles, CA 90067.

(8)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2012, reporting beneficial ownership as of December 31, 2011. The amended Schedule 13G reported that FMR LLC has sole voting power over 35,550 shares and sole dispositive power over 2,068,442 shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC and a registered investment adviser, is the beneficial owner of 2,032,992 shares, or 6.2% of the outstanding shares of ATK common stock, as a result of acting as investment adviser to various registered investment companies. With respect to the shares beneficially owned by FMR LLC and Fidelity, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares, but no one such person's interest is more than 5% of the outstanding shares of ATK common stock. Edward C. Johnson 3d,

  Chairman of FMR LLC, and his family members, through their ownership of Series B voting common shares of FMR LLC and a stockholders' voting agreement, may be deemed to form a controlling group with respect to FMR LLC. Each of Mr. Johnson and FMR LLC, through its control of Fidelity and Fidelity funds, has sole power to dispose of the 2,032,992 shares owned by the funds but does not have sole power to vote or direct the voting of the shares owned directly by the Fidelity funds. Shares owned by the Fidelity funds are voted by the funds' Boards of Trustees under written guidelines established by the Boards. Pyramis Global Advisors, LLC ("PGALLC"), an indirect wholly-owned investment-adviser subsidiary of FMR LLC, beneficially owns 5,000 shares. Each of Mr. Johnson and FMR LLC, through its control of PGALLC, has sole dispositive and voting powers over the 5,000 shares owned by the institutional accounts or funds advised by PGALLC. Pyramis Global Advisors Trust Company ("PGATC"), an indirect wholly-owned bank subsidiary of FMR LLC, beneficially owns 30,450 shares. Each of Mr. Johnson and FMR LLC, through its control of PGATC, has sole dispositive and voting powers over the 30,450 shares owned by the institutional accounts managed by PGATC. The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(9)
General Fogleman has deferred all of his restricted stock awards under our Non-Employee Director Restricted Stock Award and Stock Deferral Program and its predecessor plan (the Non-Employee Director Restricted Stock Plan). Additional information regarding ATK securities held by each director is shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement.

(10)
Includes 1,000 shares owned by Mr. Martinez's wife. Mr. Martinez disclaims beneficial ownership of these 1,000 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, as well as beneficial owners of more than 10% of ATK's common stock, to file initial reports of ownership and reports of changes in ownership of ATK securities with the Securities and Exchange Commission. Directors, executive officers, and beneficial owners of more than 10% of ATK's common stock are required to furnish us with copies of these reports. Based solely on a review of these reports, written representations from our directors and executive officers, and applicable regulations, we believe that all required reports for fiscal year 2012 were timely filed.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Board of Directors has nominated 10 directors, listed below, to be elected at the Annual Meeting, to hold office until the 2013 annual meeting of stockholders and until their successors have been elected and have qualified or their service ends earlier through death, resignation, retirement or removal from office. All nominees are currently directors.

        Each nominee listed below was recommended by the Board's Nominating and Governance Committee for re-election and has agreed to serve, if elected. Although we do not know of any reason why any of the nominees might become unavailable for election, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.

        Our Board of Directors recommends a vote FOR the election as directors of all nominees listed below.

Roxanne J. Decyk

Ms. Decyk served as the Executive Vice President of Global Government Affairs for Royal Dutch Shell plc, a global group of energy and petrochemicals companies, from 2009-2010. She joined Royal Dutch Shell plc in 1999, where, prior to her most recent position, she was Corporate Affairs Director from 2005-2009, Senior Vice President, Corporate Affairs and Human Resources, Shell US from 2002-2005, and Vice President, Corporate Strategy from 1999-2002. She is also a director of Snap-on Incorporated and Petrofac Limited.	Director since 2010 age 59
Director Qualifications:
• Human Resources Experience—extensive experience in human resources gained as an officer for a major multinational corporation and through service on compensation committees, including as chair.
• Corporate Strategy Experience—led strategy at two global companies.

Mark W. DeYoung

Mr. DeYoung has been President and Chief Executive Officer of ATK since February 2010. From 2002 to February 2010, he was President of ATK's Armament Systems Group, holding the title of Senior Vice President and President Armament Systems (formerly Ammunition Systems) from 2006 to February 2010, Senior Vice President, Ammunition Systems, from 2004 to 2006, and Group Vice President, Ammunition Systems, from 2002 to 2004. He has more than 25 years of experience in successfully leading organizations in the defense, aerospace, and commercial sectors.	Director since 2010 age 53
Director Qualifications:
• Leadership and Industry Experience—CEO of ATK, with more than 25 years of experience in the defense, aerospace, and commercial sectors.

•

Operational, Marketing and Financial Experience—extensive knowledge of ATK's business and markets and significant management, finance and operating experience gained as the former leader of ATK's largest business group and through service in all of ATK's business groups.

Martin C. Faga

Mr. Faga served as the President and Chief Executive Officer of the MITRE Corporation, a not-for-profit systems engineering firm, from 2000 to 2006, and has been a member of the Board of Trustees of MITRE since 2000. Before joining MITRE in 1993, Mr. Faga served in the U.S. Department of Defense as Assistant Secretary of the Air Force for Space and simultaneously as Director of the National Reconnaissance Office. He is also a director of GeoEye, Inc. From 2006 to 2008, he was a director of Electronic Data Systems Corporation.	Director since 2006 age 71
Director Qualifications:

•

Leadership and Industry Experience—former chief executive officer, and current and former director of a number of public companies, with broad experience in the field of space systems, one of ATK's major business areas.

• Government Experience—extensive service and leadership in government, ATK's major customer.

Ronald R. Fogleman, USAF (Ret.)

General Fogleman has been the non-executive Chairman of ATK's Board of Directors since November 2009. He has been President of B Bar J Cattle and Consulting Company, a consulting firm, since 1997. He retired from the U.S. Air Force in 1997, following a 34-year career. He is also a director of AAR Corp. From 2007 to 2009, he was a director of Alpha Security Group Corporation.	Director since 2004 age 70
Director Qualifications:
• Industry, Leadership and Military Experience—former non-executive chairman of an airline and lead director of an aerospace company, and retired Chief of Staff of the U.S. Air Force.
• Corporate Governance Experience—current and former chair of governance committees and service on audit and compensation committees.

April H. Foley

Ambassador Foley served with the U.S. State Department as the Ambassador to Hungary from 2006-2009. Before her diplomatic service, she was First Vice President and Vice Chairman, and a member of the Board of Directors, of the Export-Import Bank of the United States from 2003-2005. She also served as Director of Business Planning of PepsiCo, Inc. from 1981-1993. She is also a director of Xerium Technologies, Inc.	Director since 2010 age 64
Director Qualifications:
• Global and Government Experience—former service with the U.S. State Department as an ambassador.

•

Financial Experience—experience in the analysis of financial performance and business plans gained as a director of business planning for a major multinational corporation, with an MBA degree from Harvard Business School.

Tig H. Krekel

Mr. Krekel is Chairman and Founding Partner of Hudson Group, LLC, a New York and South Carolina advisory services firm. He was the Vice Chairman and a partner of J.F. Lehman & Company, a New York private-equity investment bank, from 2001 to 2012. Before joining J.F. Lehman, Mr. Krekel served as President and Chief Executive Officer of Hughes Space and Communications and President of Boeing Satellite Systems, the world's largest manufacturer of commercial and military communications satellites.	Director since 2010 age 58
Director Qualifications:

•

Leadership, Industry and Financial Experience—former chief executive officer of several large and complex businesses, with more than 35 years of experience in the aerospace and defense industries and 10 years of private equity experience in multiple industry segments.

• Corporate Governance Experience—chaired and served on numerous boards and committees of both public and private companies.

Douglas L. Maine

Mr. Maine joined International Business Machines in 1998 as Chief Financial Officer following a 20-year career with MCI, where he was Chief Financial Officer from 1992-1998. He was named General Manager of ibm.com in 2000 and General Manager, Consumer Products Industry in 2003 and retired in 2005. Mr. Maine is currently a Limited Partner and Senior Advisor to Brown Brothers Harriman & Co. He is also a director of BroadSoft, Inc. and Rockwood Holdings, Inc.	Director since 2006 age 63
Director Qualifications:
• Financial Experience—former chief financial officer of two Fortune 100 companies.
• Corporate Governance Experience—chair of the audit committee of two other public companies and one private company.

Roman Martinez IV

Mr. Martinez has been a private investor since 2003. He retired as Managing Director of Lehman Brothers, an investment banking firm, in 2003, following a 31-year career with the firm. He is also a director of CIGNA Corporation and Bacardi Limited.

Director Qualifications:	Director since 2004 age 64
• Financial Experience: 31-year career as an investment banker and private investor, with an MBA degree from the Wharton School of the University of Pennsylvania.
• Corporate Governance Experience—director of several corporate and non-profit boards.

Mark H. Ronald

Mr. Ronald served as the chairman of the board of BAE Systems Inc., the wholly-owned U.S. subsidiary of BAE Systems plc, a British aerospace and defense company, during 2007. He served as Chief Operating Officer and a member of the board of directors of BAE Systems plc and President and Chief Executive Officer of BAE Systems Inc. from 2003 to 2006. He is also a director of Aeroflex Holding Corp. and Cobham plc. From 2007 to 2010, he was a director of DynCorp International Inc.	Director since 2007 age 70
Director Qualifications:
• Leadership and Industry Experience—former chairman, president and CEO of a large aerospace and defense company.
• Global Experience—a former leader of a multinational company, with extensive international business experience.

William G. Van Dyke

Mr. Van Dyke served as Chairman of Donaldson Company, Inc., a provider of filtration systems and replacement parts, from 1996 until his retirement in 2005. From 1996 to 2004, he also served as Donaldson's President and Chief Executive Officer. He is also a director of Graco Inc. and Polaris Industries Inc. In addition to serving as a director of Donaldson Company until 2005, he served as a director of Black Hills Corporation from 2005 to 2007.	Director since 2002 age 66
Director Qualifications:

•

Leadership and Corporate Governance Experience—former chairman, president and CEO of a public company, with extensive experience in leading and serving on audit and compensation committees of other public company boards.

•

Financial Experience—former CEO and CFO of a public company, with expertise in accounting principles and financial reporting rules and regulations, evaluating financial results and generally overseeing the financial reporting process.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        Our Board of Directors and management are committed to effective corporate governance practices. Our Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates the Corporate Governance Guidelines and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations.

        Our Corporate Governance Guidelines and our Board committee charters are available on our website at www.atk.com by selecting Investor Relations and then Corporate Governance. Stockholders may request a free printed copy of our Corporate Governance Guidelines from our investor relations department by contacting them by telephone at 952-351-2966 or by e-mail at investor.relations@atk.com.

Business Ethics Code of Conduct

        We have a written code of business ethics and conduct which applies to all directors, officers and employees. Our Corporate Governance Guidelines provide that the Board will not permit any waiver of our Business Ethics Code of Conduct. Our Business Ethics Code of Conduct is available on our website at www.atk.com by selecting Investor Relations and then Corporate Governance. Stockholders may request a free printed copy of our Business Ethics Code of Conduct from our investor relations department by contacting them by telephone at 952-351-2966 or by e-mail at investor.relations@atk.com.

Communications with Directors

        Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.atk.com by selecting Investor Relations, then Corporate Governance and then Contact the Directors. Any concerns about the Company's accounting, internal controls or auditing matters, or a director's potential conflict of interest, will be referred to the Audit Committee of the Board of Directors.

Director Independence

        Under applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent. Our Board of Directors has affirmatively determined that each of the current directors, other than Mark W. DeYoung, has no material relationship with ATK and is independent. Each of our Audit, Nominating and Governance, and Personnel and Compensation Committees is composed only of independent directors.

        In order to qualify as independent, a director must meet each of the New York Stock Exchange's five objective independence standards and our Board of Directors must also affirmatively determine, in its business judgment and in consideration of all relevant facts and circumstances, that the director has no material relationship with ATK. The Board reviewed the transactions and relationships between ATK and our directors, their immediate family members, and entities with which they are affiliated and determined that they were made or established in the ordinary course of business and that the directors had no material relationship with ATK. Generally, the transactions and relationships were standard customer-supplier arrangements, standard service-provider fees, membership fees, expenses for educational and industry conferences, or charitable contributions. In addition, the amount of each transaction or contribution was well below the thresholds set forth in the independence standards of the New York Stock Exchange.

Board Leadership Structure

        General Ronald R. Fogleman has served as independent non-executive Chairman of the Board since November 2009. ATK's Corporate Governance Guidelines provide that, in the directors' discretion as to the appropriate Board leadership structure at any particular time, the positions of CEO and Chairman of the Board may be either combined or separated. Furthermore, if the directors elect the CEO to serve as Chairman or if the Chairman is otherwise not independent, the directors shall, upon the recommendation of the Nominating and Governance Committee of the Board, appoint a lead independent director. In addition, the Nominating and Governance Committee charter provides that, at least annually, the Committee shall review and recommend the Board's leadership structure, including an assessment of whether the roles of Chairman of the Board and CEO should be combined or separated.

        The Board believes that its current leadership structure is appropriate for ATK at this time because it clearly delineates the separate roles and responsibilities of management, freeing the CEO to focus on setting and implementing ATK's strategic direction and running the Company's day-to-day business, while allowing the Chairman to concentrate on leading the Board in the performance of its duties and oversight responsibilities.

        Under ATK's Corporate Governance Guidelines, the responsibilities of an independent Chairman include:

  •
  Chair meetings of the Board as well as executive sessions of non-management and independent directors.

  •
  Coordinate, develop and approve the agendas for meetings of the Board, in consultation with the CEO, other officers of the Corporation and other Board members.

  •
  Coordinate, develop the agenda for, and moderate executive sessions of the Board's non-management directors and independent directors, and act as principal liaison between the non-management directors and the Corporation's management on sensitive issues.

  •
  Determine the quality, quantity and timeliness of the flow of information from the Corporation's management that is necessary for the non-management directors to effectively and responsibly perform their duties.

  •
  Lead the independent directors in periodic reviews of the performance of the CEO, discuss with members of the Personnel and Compensation Committee the CEO's performance, and meet with the CEO to discuss the Board's performance review.

The Board's Role in Risk Oversight

        Our Board of Directors is responsible for consideration and oversight of the risks facing ATK. The Board executes this oversight responsibility directly and through the standing committees of the Board. The Board and its committees regularly review and discuss with management ATK's material strategic, operational, financial, compliance, and compensation risks. The Audit Committee, in accordance with the listing standards of the New York Stock Exchange, discusses the Company's guidelines and policies by which senior management and the relevant departments of the Company assess and manage the Company's exposure to risk, as well as the Company's major financial risks and the steps management has taken to monitor and control those risks. Accordingly, the Audit Committee performs a central oversight role with respect to financial and compliance risks, and the Audit Committee reports to the full Board at regularly scheduled meetings of the Board. The Personnel and Compensation Committee reviews and discusses with management the impact of ATK's compensation policies and practices on risk taking within the Company.

        ATK has developed and implemented an integrated, consistent Enterprise Risk Management (ERM) process across the Company to identify, analyze and mitigate strategic, business and compliance risks to the Company. ATK's current processes foster increased risk transparency to management and the Board of Directors and clarify accountability for mitigation strategies.

Meetings of the Board and Board Committees

        The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Nominating and Governance, and Personnel and Compensation. Each of the standing committees has adopted a written charter which sets out the function and responsibilities of the committee. The current committee charters are available on our website at www.atk.com by selecting Investor Relations, then Corporate Governance and then Board Committees. Stockholders may request a free printed copy of any of these charters from our investor relations department by contacting them by telephone at 952-351-2966 or by e-mail at investor.relations@atk.com.

        During fiscal year 2012, our Board of Directors held seven meetings, five of which were regularly scheduled meetings and two of which were special meetings. The independent directors of the Board meet in executive session at each regularly scheduled Board meeting. All current directors attended at least 96% of the total meetings of the Board and the Board committees on which they served during the fiscal year. As a general practice, Board members are expected to attend our annual meetings of stockholders. All Board members attended last year's annual meeting of stockholders.

Audit Committee

Members:	Douglas L. Maine, Chair	Mark H. Ronald
	April H. Foley	William G. Van Dyke
Roman Martinez IV

        The Audit Committee is responsible for assisting the Board of Directors in monitoring the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements and the Company's code of business ethics and conduct, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and the independent auditor. The Audit Committee has the sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews and discusses with management and the independent auditor the annual audited and quarterly financial statements (including the specific disclosures under the "Management's Discussion and Analysis of Financial Condition and Results of Operations"), critical accounting policies and practices used by the Company, the Company's internal control over financial reporting, and the Company's major financial risk exposures.

        All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Board has identified Mr. Maine, Mr. Martinez, Mr. Ronald and Mr. Van Dyke each as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee held five meetings in fiscal year 2012, all of which were regularly-scheduled meetings. Generally, the Audit Committee meets separately with the independent auditors and the Company's internal auditors at regularly-scheduled meetings and periodically meets separately with management.

Nominating and Governance Committee

Members:	Martin C. Faga, Chair	Ronald R. Fogleman
Roxanne J. Decyk

        The Nominating and Governance Committee identifies individuals qualified to become Board members and reviews with the Board the appropriate skills, characteristics and diversity desired on the Board. In addition, the Committee oversees the process of assessing Board effectiveness and each year, after considering the experience, qualifications, attributes, skills and contributions of each director, recommends to the Board the director nominees for re-election at the next annual meeting of stockholders. At least annually, the Committee reviews and recommends the Board's leadership structure, including an assessment of whether the roles of Chairman of the Board and CEO should be combined or separated. The Committee also makes recommendations to the Board regarding Board organization, operation and committee structure, corporate governance guidelines applicable to the Company, and director compensation. The Committee evaluates director compensation at least once every two years, based on market analyses, including comparisons of ATK's practices with those of peer-group companies. The Committee reviewed the Company's non-employee director compensation in April 2012 and recommended that no changes be made to director compensation at this time. All of the Nominating and Governance Committee members meet the independence requirements of the New York Stock Exchange. The Nominating and Governance Committee held two meetings in fiscal year 2012, both of which were regularly-scheduled meetings.

        Director Qualification Standards.    Directors of ATK are expected to have high standards of integrity and ethics and the ability to exercise objectivity and independence in making informed business decisions. Directors should possess the experience, qualifications, attributes and skills to make a significant contribution to the Board, the Company and its stockholders. In evaluating candidates for nomination as a director of ATK, the Nominating and Governance Committee considers additional criteria, including a candidate's technical, financial or other expertise that would enhance the overall effectiveness of the Board or provide a diversity of talent and experience relevant to ATK's strategies and activities. The Nominating and Governance Committee also considers whether the candidate has the time necessary to carry out the duties of a director of ATK.

        Director Nominee Selection Process.    The Board has delegated the identification, screening and evaluation of director candidates to the Nominating and Governance Committee. The Committee retains from time to time a search firm to help identify, screen and evaluate director candidates. The Committee will also consider qualified candidates for Board membership submitted by stockholders, as described below, or by members of the Board of Directors. The Nominating and Governance Committee interviews the candidates who meet the director qualification standards described above, and the Committee selects the candidates who best meet the Board's needs. The Committee then recommends to the Board the director nominees for election to the Board.

        The Nominating and Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate's name and written information in support of the recommendation to: Secretary, Alliant Techsystems Inc., 7480 Flying Cloud Drive, Minneapolis, Minnesota 55344-3720. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading "Future Stockholder Proposals" near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by directors or a search firm.

Personnel and Compensation Committee

Members:	William G. Van Dyke, Chair	Tig H. Krekel
	Roxanne J. Decyk	Douglas L. Maine
Martin C. Faga

        The Personnel and Compensation Committee is responsible for discharging the Board of Directors' responsibilities relating to executive compensation. The Committee makes all decisions regarding the compensation of our executive officers. In addition, the Committee is responsible for reviewing the Company's compensation, benefit and personnel policies, programs and plans. Specifically, the Committee reviews and approves the corporate goals and objectives with respect to the compensation of the chief executive officer and the other executive officers. The Committee evaluates at least once a year the performance of the chief executive officer and other executive officers in light of these established goals and objectives and, based on these evaluations, approves the compensation of the chief executive officer and the other executive officers. In addition, the Committee reviews and discusses with management the impact of ATK's compensation policies and practices on risk taking within the Company. The Committee also makes recommendations to the Board regarding incentive-compensation and equity-based plans that are subject to the Board's approval. All of the Personnel and Compensation Committee members meet the independence requirements of the New York Stock Exchange. The Committee held five meetings in fiscal year 2012, all of which were regularly-scheduled meetings.

        Additional information regarding the Committee's processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading "Executive Compensation—Compensation Discussion and Analysis."

        For the last five years, the Personnel and Compensation Committee has retained Towers Watson, an independent professional compensation consulting firm, and Towers Watson's predecessor, Towers Perrin, to provide assistance and guidance to the Committee on executive compensation matters, including program design, best practices and market trends. Towers Watson advises the Committee on a regular basis and attends most Committee meetings. During the last fiscal year, Towers Watson assisted the Committee in developing a more specific compensation benchmarking peer group, as described below under the heading "Executive Compensation—Compensation Discussion and Analysis." In addition, Towers Watson provided market analyses for evaluating the components of ATK's executive compensation program in light of current industry trends and individual executive officer compensation levels based on market survey data and comparisons against ATK's compensation benchmarking peer group. Towers Watson specifically makes recommendations regarding the compensation level of our CEO, and ATK's Chief Executive Officer makes recommendations to the Committee regarding the compensation levels of other executive officers.

        The Personnel and Compensation Committee reviews and discusses with management the various roles of compensation consultants in advising the Committee and the Company, the services provided by such compensation consultants, and the fees for such services. The Committee approves the services to be provided by Towers Watson and the fees to be paid for those services for each fiscal year.

        During the last fiscal year, Towers Watson also provided benefit consulting services to the Company for the forecasting and calculation of ATK's medical plan rates and provided compensation surveys used to support ATK's general compensation programs. The aggregate amount paid to Towers Watson for these services did not exceed $70,000.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Personnel and Compensation Committee has ever served as an officer or employee of ATK or has any relationships with ATK requiring disclosure below under the heading "Certain Relationships and Related Transactions." Since the beginning of the last fiscal year, no executive officer of ATK has served on the compensation committee or board of any company that employs a director of ATK.

Stock Ownership Guideline for Non-Employee Directors

        The Board has established a stock ownership guideline for non-employee directors of 3,750 shares of ATK common stock, to be achieved within five years following a director's election to the Board. The Nominating and Governance Committee of the Board reviews the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders. The following are counted for the purpose of meeting this guideline: shares of ATK common stock owned outright, restricted stock and deferred stock units granted under ATK's Non-Employee Director Restricted Stock Award and Stock Deferral Program or the Non-Employee Director Restricted Stock Plan, and phantom stock units granted under ATK's Deferred Fee Plan for Non-Employee Directors.

        The following table shows the securities holdings of incumbent non-employee director nominees as of June 11, 2012 that are counted for the purpose of meeting this guideline.

Name	Date First Elected to Board	Common Stock		Restricted Common Stock	Deferred Stock Units(1)	Phantom Stock Units(2)	Total Securities
Roxanne J. Decyk	8/3/2010	1,261		—	1,342	—	2,603
Martin C. Faga	10/30/2006	2,558		—	3,674	—	6,232
Ronald R. Fogleman	5/4/2004	—		—	8,731	1,716	10,447
April H. Foley	8/3/2010	1,261		1,342	—	—	2,603
Tig H. Krekel	3/1/2010	1,054		—	2,603	—	3,657
Douglas L. Maine	1/1/2006	8,081		1,342	—	—	9,423
Roman Martinez IV	5/4/2004	4,000	(3)	—	8,731	7,068	19,799	(3)
Mark H. Ronald	1/15/2007	4,857		1,342	—	—	6,199
William G. Van Dyke	10/29/2002	—		1,783	7,819	6,663	16,265

(1)
Deferred stock units are settled in shares of ATK common stock.

(2)
Phantom stock units are settled in cash based on the share price of ATK common stock at the time of payment.

(3)
Mr. Martinez disclaims ownership of 1,000 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During fiscal year 2012, ATK had transactions, arrangements and relationships with entities with which some of our related persons, specifically directors and director nominees or their immediate family members, executive officers and holders of more than 5% of our common stock, are affiliated. However, in accordance with the procedures described below, it was determined that those related persons had no direct or indirect material interest in those transactions, arrangements and relationships.

        ATK has a written policy and procedures for the review, approval or ratification of transactions, arrangements or relationships involving ATK and its directors, executive officers, their immediate family members and entities with which they have a position or relationship, or 5% stockholders.

        Annually, each director and executive officer completes a questionnaire that elicits information regarding entities with which they and their immediate family members are affiliated. Any person nominated for election as a director must complete a questionnaire no later than the date he or she will be recommended for nomination by the Nominating and Governance Committee. Any person who becomes an executive officer must complete a questionnaire as soon as reasonably practicable thereafter. We maintain a master list of related persons, which various departments within ATK use to identify and monitor related person transactions.

        Our Nominating and Governance Committee annually reviews all transactions and relationships disclosed in the director questionnaires and approves or ratifies, as applicable, any transactions with related persons. The Board of Directors makes a formal determination regarding each director's independence. In addition to the annual review, the directors receive a written reminder prior to each regularly scheduled Board meeting to provide notice of any changes or proposed changes in their transactions or relationships since their last annual disclosure. Also, under our Corporate Governance Guidelines, directors must notify the Chair of the Nominating and Governance Committee and ATK's General Counsel before accepting a position on the board of directors of another entity. Our Audit Committee annually reviews all transactions and relationships (1) disclosed in the executive officer questionnaires and (2) involving 5% stockholders, and approves or ratifies, as applicable, any transactions with related persons. On an ongoing basis, our Office of General Counsel assesses identified transactions, arrangements and relationships in order to determine whether any action or disclosure is required. If the Office of General Counsel determines that action is required, the matter is submitted for consideration by the Nominating and Governance Committee or the Audit Committee, as applicable.

        The applicable committee considers the relevant facts and circumstances available to it regarding the matter, including the material facts as to the director's or officer's relationship to or interest in the transaction. The committee approves or ratifies, as the case may be, a transaction if it determines, in good faith, that the terms of the transaction are fair to ATK and that the transaction is in, or is not inconsistent with, the best interests of ATK and its stockholders.

        Any member of the Nominating and Governance Committee who has an interest in the matter under consideration must abstain from voting on the approval or ratification of the transaction, but may, if so requested by the Chair of the Nominating and Governance Committee, participate in all or some of the Nominating and Governance Committee's discussions of the transaction.

 DIRECTOR COMPENSATION

Summary Compensation Information

        Only non-employee directors receive compensation for service on the Board of Directors. The compensation paid to ATK's non-employee directors is currently as follows:

  •
  an award of restricted stock valued at $85,000 at the time of grant upon initial election to the Board and upon re-election at each subsequent annual meeting of stockholders;

  •
  an annual cash retainer of $62,500, with no additional fees paid for Board and committee meetings attended;

  •
  an annual cash retainer of $17,500 for the chair of the Audit Committee, $12,000 for the chair of the Personnel and Compensation Committee, and $10,000 for the chair of the Nominating and Governance Committee; and

  •
  an annual cash retainer of $12,500 for each member of the Audit Committee, $7,000 for each member of the Personnel and Compensation Committee, and $2,000 for each member of the Nominating and Governance Committee.

        Cash amounts are paid annually in a lump sum upon election or re-election at the annual meeting of stockholders.

        The compensation for an independent non-executive Chairman of the Board is 150% of the total compensation paid to ATK's other non-employee directors, excluding any fees paid to committee chairs. Accordingly, the amount in the Director Compensation table below (under the "Fees Earned or Paid in Cash" column) for Ronald R. Fogleman includes this additional cash compensation.

        Directors who spend a significant part of a day on ATK business issues beyond the normal scope of board member responsibilities receive an additional $1,000 per diem payment, plus expenses. The per diem is paid at the discretion of the Chief Executive Officer. Non-employee directors are also reimbursed for tuition and related expenses for continuing director education courses and also are eligible to participate in ATK's matching gift programs, which match charitable donations by employees and non-employee directors up to an aggregate of $5,400 annually per person.

Director Compensation

        The following table shows the annual retainer and fees earned by the directors for fiscal year 2012 and either paid in cash or deferred at the election of the director. The Deferred Fee Plan is described below. The table also shows the aggregate grant date fair value of stock awards computed in accordance with generally accepted accounting principles in the United States. The Restricted Stock

Award and Stock Deferral Program is described below. Additional information regarding the restricted stock awards and deferred stock units is described in footnote 2 below.

Name	Fees Earned or Paid in Cash ($)		Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Roxanne J. Decyck	$71,500		$85,002	$1,057	$157,559
Martin C. Faga	$81,500		$85,002	$7,671	$174,173
Ronald R. Fogleman	$140,250	(1)	$85,002	$18,247	$243,499
April H. Foley	$75,000		$85,002	$6,457	$166,459
Tig H. Krekel	$69,500		$85,002	$20,957	$175,459
Douglas L. Maine	$99,500		$85,002	$1,057	$185,559
Roman Martinez IV	$75,000		$85,002	$12,083	$172,085
Mark H. Ronald	$75,000		$85,002	$1,057	$161,059
William G. Van Dyke	$94,000		$85,002	$17,695	$196,697

(1)
Includes two per diem fees of $1,000 each.

(2)
This column shows the grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amounts represent restricted stock awards and grants of deferred stock units that are paid in shares of ATK common stock and calculated based on the number of shares granted multiplied by the closing price per share of ATK common stock on the date of grant. (The amounts do not reflect the actual amounts that may be realized by the directors.) A discussion of the assumptions used in calculating these values may be found in Note 14 to the audited financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2012.

The following table shows the number of shares of restricted stock or deferred stock units (to be settled in shares of ATK common stock) granted to each non-employee director during the fiscal year ended March 31, 2012 and the closing price per share of ATK common stock on the date of grant.

Name	Grant Date	Number of Shares of Stock or Units	Closing Price on Grant Date
Roxanne J. Decyk	8/2/2011	1,342	$63.34
Martin C. Faga	8/2/2011	1,342	$63.34
Ronald R. Fogleman	8/2/2011	1,342	$63.34
April H. Foley	8/2/2011	1,342	$63.34
Tig H. Krekel	8/2/2011	1,342	$63.34
Douglas L. Maine	8/2/2011	1,342	$63.34
Roman Martinez IV	8/2/2011	1,342	$63.34
Mark H. Ronald	8/2/2011	1,342	$63.34
William G. Van Dyke	8/2/2011	1,342	$63.34

  The aggregate numbers of shares of restricted ATK common stock and deferred stock units (to be settled in shares of ATK common stock) held by each non-employee director as of March 31, 2012 were as follows:

Name	Shares of Restricted Stock (#)	Deferred Stock Units (#)
Roxanne J. Decyk	0	1,342
Martin C. Faga	0	3,674
Ronald R. Fogleman	0	8,731
April H. Foley	1,342	0
Tig H. Krekel	0	2,603
Douglas L. Maine	1,342	0
Roman Martinez IV	0	8,731
Mark H. Ronald	1,342	0
William G. Van Dyke	1,783	7,819
(3)
The "All Other Compensation" column includes: cash dividends paid on unvested restricted stock awarded under the Non-Employee Director Restricted Stock and Stock Deferral Program under ATK's 2005 Stock Incentive Plan, dividend equivalents paid in cash on deferred stock units under the Non-Employee Director Restricted Stock and Stock Deferral Program, and the dollar value of dividend equivalents credited in the form of additional phantom stock units under ATK's Deferred Fee Plan for Non-Employee Directors. Dividend equivalents are paid or credited at the same rate as cash dividends paid on the Company's common stock. The aggregate amounts of such dividends and dividend equivalents for each non-employee director are as follows: Ms. Decyk, $1,057; Mr. Faga, $2,671; General Fogleman, $8,077; Ambassador Foley, $1,057; Mr. Krekel, $1,814; Mr. Maine, $1,057; Mr. Martinez, $12,083; Mr. Ronald, $1,057; and Mr. Van Dyke, $12,695. This column excludes perquisites or other personal benefits received by non-employee directors, except for General Fogleman and Mr. Krekel, each of whom received an aggregate of $10,000 or more of such items, the threshold for disclosure under Securities and Exchange Commission regulations. For General Fogleman and Mr. Krekel, their perquisites or other personal benefits included in this column consist primarily of the reimbursement of tuition, travel, lodging and meal costs relating to attendance at continuing director education seminars, and also entertainment expenses and the retail cost of complimentary ATK-branded merchandise. For General Fogleman, the amount also includes a non-business incidental hotel expense incurred while attending a meeting of ATK's Board. The amounts also include matching charitable contributions under ATK's matching gift programs of $5,000 for Mr. Faga, $5,400 for Ambassador Foley and $5,000 for Mr. Van Dyke.

Deferred Fee Plan for Non-Employee Directors

        This plan permits a director to defer receipt of all or part of the director's cash retainer. In general, directors must make elections to defer fees payable during any calendar year by the end of the preceding calendar year. Newly elected directors have up to 30 days to elect to defer future fees. A director can elect to have deferred amounts credited to either a "cash account" or a "share account" as phantom stock units (based upon the market price of ATK common stock). Cash accounts are credited with interest quarterly at the Company's one-year borrowing rate and share accounts will be credited with additional units if dividends are paid on ATK common stock. Payment of deferred amounts is made in cash following the director's termination of Board service. Phantom stock units credited to share accounts are paid out based on the market price of ATK common stock at the time of payout. A director may elect to receive payments either in a lump sum or in up to 10 annual installments.

        Currently, three directors hold phantom stock units in this plan but Mr. Martinez is the only participant who is actively deferring cash retainer fees. The following table shows how those directors currently have their deferred fees credited and how many common stock units (to be settled in cash) were credited to their share accounts as of March 31, 2012, including additional stock units acquired as a result of dividend equivalents credited on those common stock units.

Name	Annual Retainer	Units as of March 31, 2012
Ronald R. Fogleman	Cash account—50%	N/A
	Share account—50%	1,716
Roman Martinez IV	Share account—100%	7,068
William G. Van Dyke	Share account—100%	6,663

Non-Employee Director Restricted Stock Award and Stock Deferral Program

        Each non-employee director receives automatic awards of restricted common stock under the Non-Employee Director Restricted Stock Award and Stock Deferral Program under the Alliant Techsystems Inc. 2005 Stock Incentive Plan upon first being elected to the Board of Directors and upon re-election at each subsequent annual meeting of stockholders. The stock awards have a market value of $85,000, as determined by the closing market price of ATK common stock on the date of grant.

        Common stock issued under this program entitles participating directors to all of the rights of a stockholder, including the right to vote the shares and receive any cash dividends. All shares are, however, subject to certain restrictions against sale or transfer for a period, which we refer to as the restricted period, starting on the award date and ending on the earliest to occur of the following:

  •
  the first anniversary of the award date;

  •
  the retirement of the director from the Board in compliance with the Board's retirement policy as then in effect;

  •
  the termination of the director's service on the Board because of disability or death; or

  •
  the termination of the director's service on the Board following a change in control of ATK.

        Restricted stock is released to the director, free and clear of all restrictions, following the expiration of the restricted period.

        The program permits the directors to elect to defer receipt of the restricted stock in exchange for a credit, in stock units, to a deferred stock unit account. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of restricted stock. Directors who make a deferral election will have no rights as stockholders of ATK with respect to amounts credited to their deferred stock unit account. If cash dividends are paid on ATK common stock, ATK will pay each director an amount equal to the cash dividends that would be paid on the number of shares equal to the number of stock units credited to the director's deferred stock unit account. Payment of stock units credited to the deferred stock unit account will be made in a lump sum in an equal number of shares of unrestricted common stock at the time specified in the director's deferral election, but no later than as soon as administratively feasible following the director's termination of Board service.

        If a director ceases to be a member of the Board for any reason prior to the expiration of the restricted period, the director forfeits all rights in shares or deferred stock units, as applicable, for which the restricted period has not expired.

Expense Reimbursement

        Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.

Indemnification Agreements

        ATK has indemnification agreements with our directors. These agreements require ATK to:

  •
  indemnify the directors to the fullest extent permitted by law;

  •
  advance to the directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted;

  •
  indemnify and advance all expenses incurred by directors seeking to enforce their rights under the indemnification agreements; and

  •
  cover directors under our directors' and officers' liability insurance.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        Summary of ATK's Fiscal Year 2012 Performance.    ATK's financial results for the fiscal year ended March 31, 2012 exceeded the Company's target plan for the fiscal year. Earnings before interest and taxes ("EBIT") and sales were above the target performance goals and free cash flow exceeded the maximum performance goal. Like other companies in the aerospace and defense industry, the Company faced pressures in its NASA and military businesses due to the constrained federal budget, as well as challenges related to the overall economy. ATK achieved full-year sales of $4.6 billion, down five percent from the prior year. Net income was down 16% to $263 million and earnings per share ("EPS") were $7.93 compared to $9.32 in the prior year. Despite these challenges, ATK distributed $77 million to stockholders in share repurchases and dividends and retired $320 million of debt to strengthen ATK's balance sheet.

        ATK's Business Strategy and Outlook.    During fiscal year 2012, ATK announced a realignment of its business into a three-group operating structure. The realignment, which became effective at the beginning of ATK's fiscal year 2013, will maximize efficiency, reduce costs, support customer needs, leverage investments, and improve overall agility within ATK's markets. ATK is committed to generating long-term stockholder value, and ATK's management believes that the key to continued success is to focus on performance, innovation, simplicity, and affordability. ATK is positioning itself where management believes there will be continued strong defense funding, even as pressures mount on procurement and research and development accounts. ATK will concentrate on developing systems that will extend the life and improve the capability of existing platforms. ATK anticipates budget pressures will increasingly drive the life extension of platforms such as ships, aircraft, and main battle tanks. The Company is positioned to participate in the next generation of human space flight and deep space exploration and our Sporting Group's business continues to grow both domestically and internationally as we gain market share and introduce new products. The Company also continues to expand internationally with sales of military, sporting, and aerospace products, including our work on the Airbus A350. However, as we look ahead to fiscal year 2013, we face growth challenges that impact ATK as well as the aerospace, defense and commercial sectors.

        Compensation Considerations and Results in View of Current Business Environment.    When making compensation program decisions, the Personnel and Compensation Committee of the Board (the "Committee") considered the rapid and significant changes in the business environment and the challenge of balancing the interests of the Company and its stockholders with the need to retain and incentivize experienced leaders for the continued success of the Company. In view of these considerations, significant compensation results for the recently-completed fiscal year 2012 and actions for fiscal year 2013 are as follows:

  •
  The fiscal year 2010-2012 long-term incentive program relating to Company financial performance produced zero payout (which would have been in a combination of shares of ATK common stock and cash) because the Company did not meet the minimum performance threshold on sales and EPS for fiscal year 2012.

  •
  Likewise, ATK's relative total stockholder return for the fiscal year 2010-2012 performance period was below the minimum 35% performance threshold over the three-year period and, accordingly, no performance shares were paid to the executive officers under that component of the long-term incentive program.

  •
  The Committee changed the peer group used for setting compensation levels for fiscal year 2013 from a general industry peer group to a custom peer group of companies from specific industry segments more closely aligned with ATK.

  •
  The Committee reduced the fiscal year 2013 annual incentive compensation opportunity at the maximum performance level from 200% of target to 125% of target for executive officers in order to better align the payout opportunity with the lower financial expectations of the Company and its stockholders for fiscal year 2013, as compared to the Company's fiscal year 2012 performance.

  •
  The Committee diversified the types of long-term incentive awards granted for fiscal year 2013, changing from all performance shares to a mix of performance shares, restricted stock and stock options, in order to achieve the objectives of rewarding performance and encouraging employee retention.

These changes are described in more detail below. The amount of compensation paid to ATK's executive officers resulted in significantly lower realized pay for executives in fiscal year 2012 as compared to fiscal year 2011 and, therefore, reflects a "pay-for-performance" alignment with the Company's stock price performance. The realized pay for the Chief Executive Officer decreased by 17.4% for fiscal year 2012, as compared to fiscal year 2011. The decrease in Mr. DeYoung's realized pay was mitigated by the Committee's decision to increase his base salary for fiscal year 2012, bringing it closer to the market median. Mr. DeYoung's annual and long-term incentive payouts and bonus decreased by 29% year over year. A table showing the realized pay for each of fiscal years 2012 and 2011 for certain executive officers named in this proxy statement is set forth later in this section.

        At ATK's 2011 annual meeting of stockholders, ATK received a 94% vote in favor of the compensation paid to executive officers, indicating a strong endorsement of the Company's executive compensation program. The Committee continues to be mindful of stockholder interests in making compensation decisions, and the considerations described above influenced the Committee's compensation decisions during the last fiscal year.

Executive Compensation Philosophy

        The overall objective of ATK's executive compensation program is the same as the goal for operating the Company—to create long-term stockholder value. The program is intended to provide a competitive compensation package to our executives in order to attract, motivate and retain a talented and diverse executive leadership group that is dedicated to the long-term interests of our stockholders.

        Both ATK's management and the Personnel and Compensation Committee of the Board (the "Committee") realize the importance of maintaining sound principles for the development and administration of executive compensation and benefit programs, while recognizing the concerns of stockholders.

        Executive compensation decisions are based on three fundamental principles:

  1.
  Performance based—Incentive compensation is designed to motivate behavior that will drive strong financial performance with the intent of creating stockholder value. Executive compensation varies in relation to ATK's financial performance.

  2.
  Competitive—ATK must offer a competitive total compensation package to our executives in order to attract and retain a talented and diverse executive leadership group. To ensure we remain competitive and promote executive retention, ATK conducts a market analysis for both direct and indirect compensation.

  •
  In prior years, total direct compensation (base salary, annual incentive, long-term incentive) levels were benchmarked against general industry survey data. During the last fiscal year, the Committee and management decided to create a company specific peer group in order to benchmark executive compensation against that of close business competitors of comparable size. The Committee was also mindful of best practice recommendations from corporate governance advisors that peer groups should comprise specific industry or line of business companies. As described in more detail below, ATK established a new custom peer group of 19 companies that meets these objectives.

  •
  Indirect compensation programs (benefits) are evaluated separately from direct compensation through the Company's regular benefit review and benchmarking process. For all employees, ATK considers market data from aerospace and defense industry companies as well as close business competitors in a relevant revenue size range.

  3.
  Aligned with stockholder interests—ATK will achieve the best results when its executives act and are rewarded as owners in the business.

  •
  A significant portion of an executive's total direct compensation is equity-based through long-term incentives.

  •
  Executive officers are required to retain at least 30% of the gross number of shares (which is approximately 50% of the shares remaining after taxes are withheld) received as compensation and to hold such shares until the executive leaves the Company.

Compensation Risk Assessment Process and Conclusion

        The Company has reviewed and assessed its incentive compensation plans and programs and concluded that the Company's compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company. During the last fiscal year, the Committee reviewed the Company's assessment process and discussed with management the impact of ATK's compensation policies and practices on risk taking within the Company.

        ATK believes that its compensation programs are designed and administered in a manner that discourages excessive or inappropriate risk taking by employees, for the following reasons:

  1.
  The Personnel and Compensation Committee approves all elements of executive compensation. All other compensation policies, programs and procedures require approval by ATK's corporate Human Resources department.

  2.
  Compensation programs provide a balanced mix of cash and equity, and annual and long-term incentives.

  3.
  Performance metrics are formulaic (sales, earnings, return on capital, free cash flow, and total stockholder return) and are counterbalanced in order to create a greater focus on sustained value creation over time. In setting the performance metrics, the Committee selects adjustment factors to be used in calculating results in order to eliminate inappropriate influence in the management decision-making process.

  4.
  Maximum payout levels for annual and long-term incentive compensation for all employees are capped and there is limited discretion for varying payments based on individual performance.

  5.
  The Committee has discretion to recoup payments in the event there is a material restatement of the Company's financial results.

  6.
  Executive officers and other management employees are subject to share retention requirements.

  7.
  Compensation administration and payments are regularly audited by both internal and external auditors.

Determination of Compensation

        The Committee consists entirely of independent directors and is responsible for setting ATK's compensation policies and approving the compensation paid to executive officers.

        For the last five years, the Committee has retained Towers Watson (previously known as Towers Perrin and Watson Wyatt) as an independent consultant to advise the Committee on executive compensation matters, including program design, best practices and market trends, and to provide competitive market data regarding executive compensation levels and components of compensation. Each year, before the Committee approves the compensation for the executive officers for the following fiscal year, we review our executive compensation program to (1) assess ongoing market competitiveness and (2) consider both Company and individual performance.

        The Company uses two peer groups with respect to executive compensation. Each peer group serves a specific purpose. One peer group is used for purposes of benchmarking executive compensation for officers in similar positions at the companies within the peer group, as described below (the "Compensation Benchmarking Peer Group"). The other peer group is used for evaluating Company performance and for benchmarking benefits and long-term incentive compensation program design within the aerospace and defense industry, as described below (the "Performance Peer Group"). The Performance Peer Group cannot be used to benchmark compensation levels because of ATK's smaller revenue size compared to companies in this group. Companies in the Performance Peer Group provide investment alternatives for ATK's stockholders and, therefore, are the most appropriate companies for comparing ATK's financial performance.

        Compensation Benchmarking Peer Group.    In general, it is our intention that the Committee use market survey data in setting executive compensation levels. As described above, during the last fiscal year, the Committee and management, with the assistance of Towers Watson, conducted an extensive review of ATK's benchmarking philosophy and methodology for determining the applicable peer group relative to executive compensation levels. The process of selecting a new peer group began as a series of steps which started with the general industry group ATK historically used, and went through successive "filters" to focus the broad sample on ATK's industry and size. ATK was limited to selecting companies that participate in the Towers Watson general industry survey database. The evolution of the new peer group proceeded as follows:

  •
  Companies in Towers Watson's general industry survey were eliminated if their revenue was smaller than $1 billion or larger than $20 billion.

  •
  We researched peer groups used by other aerospace and defense companies, including companies that disclose ATK as a competitor.

  •
  The group was narrowed down to include three relevant industries: (1) aerospace and defense, (2) industrial manufacturing, and (3) companies from the automotive/transportation industry in order to create a peer group of sufficient size for benchmarking purposes.

  •
  Within these industries, ATK identified companies that were both market competitors for executive talent and within the relevant size range based on revenue.

The resulting custom peer group consists of the following 19 companies:

AMETEK, Inc.	Oshkosh Corporation
Barnes Group Inc.	Parker-Hannifin Corporation
Curtis-Wright Corporation	Rockwell Automation, Inc.
Eaton Corporation	Rockwell Collins, Inc.
Hexcel Corporation	Rolls-Royce Holdings plc
ITT Corporation	Spirit AeroSystems Holdings, Inc.
Kaman Corporation	SPX Corporation
L-3 Communications Holdings, Inc.	Textron Inc.
Meritor, Inc.	The Timken Company
Mine Safety Appliances Company

        The competitive market data is used to establish a targeted level of total direct compensation (base salary, annual incentive, and long-term incentives) for each executive officer position. The data for each position are compared to the current compensation levels of the respective executive officer, and ATK's CEO then makes recommendations to the Committee on the pay levels for officers (other than himself) based on the benchmark comparisons and the CEO's assessment of the officer's performance. The Committee retains discretion to make adjustments such that the compensation of individual executive officers may be above or below the market level. The level of compensation for ATK's CEO is determined solely by the Committee, with assistance and guidance from the Committee's compensation consultant.

        Performance Peer Group.    For the purposes of analyzing Company performance and benchmarking long-term incentive compensation program design, the Committee uses the industry peer group identified below. We periodically benchmark particular elements of our executive compensation program such as perquisites or other executive benefit program provisions. Using this particular industry peer group for this purpose ensures that ATK remains aligned with industry executive compensation practices to support the attraction and retention of our executive talent. In addition, this industry peer group was used to determine relative Total Stockholder Return ("TSR") performance for the fiscal year 2010-2012 incentive compensation performance period and will be used to determine relative TSR performance for the fiscal year 2011-2013 and 2012-2014 long-term incentive compensation programs and relative sales for the fiscal year 2012-2014 and 2013-2015 long-term incentive compensation programs, as described below. This peer group is comprised of the following 20 globally diverse companies in aerospace, defense and commercial markets:

AAR Corp.	Moog Inc.
BE Aerospace, Inc.	Northrop Grumman Corporation
The Boeing Company	Orbital Sciences Corporation
CAE Inc.	Precision Castparts Corp.
Curtiss-Wright Corporation	Raytheon Company
General Dynamics Corporation	Rockwell Collins, Inc.
Hexcel Corporation	Spirit AeroSystems Holdings, Inc.
Honeywell International Inc.	Teledyne Technologies Incorporated
L-3 Communications Holdings, Inc.	TransDigm Group Incorporated
Lockheed Martin Corporation	United Technologies Corporation

        Goal Setting Process.    The goal setting process for the Company's annual and long-term incentive programs begins with the CEO working with the Personnel and Compensation Committee to develop goals that will reflect an appropriate level of growth relative to ATK's industry peer group, continuous margin improvement and efficient use of capital with the intent of creating significant stockholder value. The CEO then works with management to design internal strategic business plans to achieve both the recommended short-term and long-term goals. These goals and plans are presented to ATK's Board of Directors for discussion and approval. The Committee considers the strategic business goals as presented to the Board of Directors when approving the performance goals for executive officer annual and long-term incentive compensation.

Elements of ATK's Executive Compensation Program

        The primary elements of ATK's executive compensation program are:

Compensation Element	Objective
Base salary	To provide a fixed level of cash compensation for sustained individual performance
Annual incentive	To reward executives for their contributions to ATK's short-term financial and operational performance
Long-term compensation

To align management's interests with those of ATK's stockholders through the use of stock incentive programs designed to reward financial performance that creates stockholder value over time and to serve as a retention vehicle for top executive talent

Perquisites	To provide a competitive total compensation package
Benefits	To provide a competitive total compensation program and support the retention of key executive talent

        The various elements afford flexibility in designing an executive compensation package and allow the Committee to focus executive officers' efforts on both short-term and long-term business objectives. Prior to the beginning of each fiscal year, the Committee meets at a regularly scheduled meeting to establish base salary and annual and long-term incentive compensation levels for ATK's executive officers for the following fiscal year.

        The Committee approves all grants of equity awards to executive officers, and ATK does not backdate, reprice or grant equity awards retroactively. Payments of equity and cash compensation are audited for conformity to amounts authorized by the Committee and for compliance with applicable processes and procedures.

Base Salaries

        Base salaries are paid for sustained individual performance. The base salary component of our executive compensation program is the least variable relative to Company performance. The base salary levels for our executive officers are targeted at the 50th percentile of the companies in our market analysis.

        The Committee conducted its annual review of our executive officers' base salaries at the Committee's March 2012 meeting. The Committee approved a base salary increase effective April 1, 2012 (the first day of ATK's fiscal year 2013) for each executive officer listed in the Summary Compensation Table, with the exception of the base salaries for Mr. Cohen and Mr. Sexton. Mr. Cohen's base salary was approved by the Committee in January 2012 in connection with the offer to him to join the Company as Executive Vice President and Chief Financial Officer. Mr. Sexton's base salary reflects an adjustment for the period of time that he served as ATK's Interim Chief Financial Officer.

        The decision to give an executive officer a base salary increase and the amount of that increase was made by considering competitive salary levels for executive officers in similar positions at the 19 companies within ATK's new Compensation Benchmarking Peer Group, the officer's specific responsibilities and experience, and recommendations on individual performance made by our CEO for each officer other than himself. Salary increases for fiscal year 2013 for the executive officers named in the Summary Compensation Table other than the CEO range between 0% and 10%. The Committee approved an 11% salary increase for Mr. DeYoung, whose salary continues to remain below the market median of the Compensation Benchmarking Peer Group. This salary increase reflects the Committee's intention to move Mr. DeYoung's salary closer to the market median over time.

Compensation for Fiscal Year 2012

Annual Incentive Compensation

        The primary purpose of the fiscal year 2012 annual incentive opportunity was to motivate and reward executives for their contributions to ATK's performance by making a large portion of their cash compensation variable and dependent upon annual Company and business group financial goals and individual performance. In general, at the target performance level, the amount of annual incentive payment was 55% of total annual cash compensation for the CEO and ranged from 35% - 45% of total annual cash compensation for the other executive officers named in the Summary Compensation Table below.

        Annual incentive compensation for the fiscal year ended March 31, 2012 was paid under ATK's Executive Officer Incentive Plan, a cash-based pay-for-performance plan. At the beginning of fiscal year 2012, the Committee set the annual incentive performance goals for the fiscal year ending March 31, 2012 at the corporate and group levels to be earnings before interest and taxes ("EBIT"), sales and free cash flow. The weighting for each metric is shown in the table below. EBIT and sales were defined in accordance with generally accepted accounting principles and "free cash flow" was defined to be cash provided from operations less capital expenditures plus asset sales.

        In addition to specifying the performance levels to be achieved, at the beginning of the performance period the Committee also designated, in accordance with the requirements of Section 162(m) of the Internal Revenue Code, certain adjustments that would be made when calculating the achievement of the performance results. The Committee selects certain adjustment factors to be used in calculating results in order to eliminate inappropriate influence in the management decision-making process.

        In April 2012, the Committee evaluated the Company's results on each of the performance goals for the fiscal year ended March 31, 2012 and applied the applicable adjustment factors in calculating the financial results. Based on the final results, as adjusted, ATK achieved 197% of the target incentive amount for EBIT, 103% of the target incentive amount for sales, and exceeded maximum performance for free cash flow. The required adjustments were made to the EBIT results to reflect: (1) an expense regarding a lawsuit related to the manufacture of LUU series illuminating flares arising from events that predated the Company's acquisition of the Thiokol Corporation in 2001; (2) restructuring costs related to business rationalization (the realignment of the business into a three-group operating structure); and (3) a non-recurring loss from strategic acquisition activity. The required adjustment was also made to free cash flow to reflect the non-recurring loss from strategic acquisition activity, but this adjustment had no impact on the actual payout because the performance with respect to free cash flow already exceeded the maximum performance level. The overall Company results were:

Goals ($ in Millions)	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Reported Results	Adjusted Results
ATK EBIT	$410	$480	$550	$495.6	$548.2
ATK Sales	$4,200	$4,600	$5,000	$4,613.4	$4,613.4
ATK Cash	$200	$225	$250	$257.3	$264.6

        The table below shows the performance measures and respective weightings and the overall performance level achieved under the annual incentive program for Mr. DeYoung, Mr. Cohen, Mr. Ross, and Mr. Sexton.

Financial Measures	Weightings	Overall Target Incentive Achieved
EBIT	50%	197.4%
Sales	25%	103.4%
Cash	25%	200.0%

		174.5%

        The table below shows the performance measures and respective weightings and the overall performance level achieved under the annual incentive program for Mr. Kahn and Mr. Larson:

Financial Measures	Weightings	Overall Target Incentive Achieved (Mr. Kahn)	Overall Target Incentive Achieved (Mr. Larson)
EBIT	25%	197.4%	197.4%
Sales	25%	103.4%	103.4%
Business Group EBIT	17%	200.0%	200.0%
Business Group Sales	17%	94.0%	119.3%
Business Group Cash	16%	200.0%	200.0%

		157.2%	161.5%

        The Committee has the ability to adjust an officer's payment upward (unless the officer is covered by Section 162(m) of the Internal Revenue Code) or downward based on individual performance. Generally, 25% of the annual incentive payment amount is based on individual performance. While the Committee determines and approves all annual incentive awards and payments for the executive officers, it considers the CEO's assessment of the individual performance of each of the executive officers other than himself. The Committee assesses the performance of the CEO in making any discretionary adjustment to the CEO's annual incentive payment. No adjustments were made for any of the executive officers named in this proxy statement, except for Mr. Ross, who did not receive the discretionary portion of his annual incentive payment. The Committee decided to award the CEO the full amount of the discretionary portion of his annual incentive payment based on his performance in (1) driving operational discipline, which resulted in good operating margins, efficiency improvements and cost reductions, (2) building customer and trade relationships, and (3) implementing talent development and improved succession planning for key positions.

        The following table sets forth the threshold, target and maximum annual incentive compensation amounts established by the Committee in March 2011 and the actual cash incentive paid for fiscal year 2012 performance for each of the named executive officers:

	Annual Cash Incentive Amounts
				Actual Incentive
	Threshold	Target	Maximum
Mr. DeYoung	$540,000	$1,080,000	$2,160,000	$1,884,600
Mr. Cohen	$240,000	$480,000	$960,000	$91,541	*
Mr. Kahn	$124,475	$248,950	$497,900	$391,349
Mr. Larson	$137,150	$274,300	$548,600	$442,995
Mr. Ross	$116,875	$233,750	$467,500	$305,920
Mr. Sexton	$64,097	$128,194	$256,388	$272,438	**
Mr. Shroyer	$175,000	$350,000	$700,000	$0	***

*
Mr. Cohen joined ATK on February 21, 2012. The amount of his incentive was pro-rated to reflect his service from that date through the end of the fiscal year.

**
Mr. Sexton's actual incentive was based upon the total base salary he received in the fiscal year, including additional amounts for his tenure as Interim CFO.

***
Mr. Shroyer resigned from the Company in August 2011.

Long-Term Incentive Compensation

        The long-term incentive compensation program for the fiscal year 2010-2012 performance period was designed to create long-term stockholder value through grants of performance awards with a payout determined by the achievement of Company financial objectives and total stockholder return. For the fiscal year 2010-2012 performance period, 70% of the executives' long-term incentive award was based on specified financial performance growth metrics and 30% of the long-term incentive award was based on relative total stockholder return. The awards, if earned, would have been paid in a combination of shares of ATK common stock and cash. When translating the compensation levels for stock awards, ATK used the closing stock price on the business day immediately preceding the Committee meeting date on which the grants were approved. The Committee granted the performance awards and established the performance goals in 2009 at the beginning of ATK's fiscal year 2010.

        On March 31, 2012, the fiscal year 2010-2012 performance period ended. In April 2012, the Committee determined that neither the financial performance growth nor total stockholder return goals were achieved and, therefore, there was no payout of performance-based long-term incentive compensation for fiscal year 2012. Mr. Kahn and Mr. Sexton had time-based restricted stock awards that vested on March 31, 2012. The vesting of these awards is shown in the Option Exercises and Stock Vested table in this proxy statement.

        Financial Performance Growth Measure.    The financial performance growth metrics established by the Committee under the long-term incentive award were: (1) earnings-per-share ("EPS") and sales goals for fiscal year 2012 and (2) an average year-end after-tax return-on-invested-capital ("ROIC") goal for the three-year fiscal 2010-2012 performance period. Any payment of the long-term incentive award with respect to financial performance was to be reduced incrementally to the extent the ROIC goal was not achieved. At the beginning of the performance period the Committee also designated, in accordance with the requirements of Section 162(m) of the Internal Revenue Code, certain adjustments that would be made when calculating the achievement of the performance results. The Committee selected certain adjustment factors to be used in calculating results in order to eliminate inappropriate influence in the management decision-making process.

        The financial performance results for the fiscal year ended March 31, 2012, after making the required adjustments, were as follows:

	Financial Performance Growth Measure
	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Reported Results	Adjusted Results
ATK fiscal year 2012 EPS	$8.75	$9.20	$9.70	$7.93	$8.10	*
ATK fiscal year 2012 Sales(in millions)	$5,125	$5,330	$5,500	$4,613.4	$4,613.4
ATK Three-Year Average Year-End ROIC(level required for no adjustment to payout levels)	12%	12%	12%	11.7%	11.9	%*

*
Reflects restructuring costs related to business rationalization (the realignment of the business into a three-group operating structure).

        Relative Total Stockholder Return.    The relative total stockholder return goal established by the Committee under the long-term incentive award was measured against the Performance Peer Group of 20 globally diverse companies in aerospace, defense and commercial markets described above. Total stockholder return was defined as the three-year annualized rate of return reflecting stock price appreciation plus reinvestment of dividends.

        The incentive opportunity for the fiscal year 2010-2012 performance period was follows:

Relative TSR Performance Measured Against Peer Group
	Threshold	Target	Maximum	Results
Performance Goal	35th Percentile	75th Percentile	90th Percentile	<35th Percentile

        The Company's ranking within the peer group was less than 35% for the fiscal year 2010-2012 performance period and, accordingly, there was no payout.

Realized Pay Table for Fiscal Years 2012 and 2011

        The table below supplements the Summary Compensation Table that appears elsewhere in this proxy statement. The table below shows the compensation actually realized for fiscal year 2012 and fiscal year 2011 for each of the named executive officers who served as an executive officer at the end of fiscal year 2012. This table differs substantially from the Summary Compensation Table in that this table does not include "Change in Pension Value" and "All Other Compensation" and reports the value realized on equity compensation for fiscal years 2012 and 2011 in lieu of the grant date fair value of awards that were granted in fiscal years 2012 and 2011 for future performance. Therefore, we believe this presentation of realized compensation provides an alternative understanding of the linkage between actual pay and actual performance for fiscal year 2012.

Name	Fiscal Year	Salary ($)	Bonus ($)	Annual Incentive Award ($)	Long-Term Incentive Plan Payout ($)	Stock Option Exercises ($)	Stock Award Vesting ($)	Total Actual Compensation Realized ($)
Mr. DeYoung	2012	$917,308	$0	$1,884,600	$0	$0	$0	$2,801,908
	2011	$735,000	$750,000	$1,616,643	$288,983	$0	$0	$3,390,626
Mr. Cohen	2012	$66,635	$0	$91,541	$0	$0	$0	$158,176
Mr. Kahn	2012	$390,365	$0	$391,349	$0	$127,555	$70,135	$979,404
Mr. Larson	2012	$430,115	$0	$442,995	$0	$0	$0	$873,110
	2011	$416,687	$0	$586,261	$238,383	$59,760	$109,500	$1,410,591
Mr. Ross	2012	$433,173	$0	$305,920	$0	$0	$0	$739,093
	2011	$427,236	$0	$676,119	$258,230	$199,430	$0	$1,561,015

Fiscal Year 2013 Compensation Decisions

Annual Incentive Compensation

        In March 2012 and April 2012, the Committee set the performance goals for the annual incentive compensation program for the fiscal year ending March 31, 2013 under ATK's Executive Officer Incentive Plan. The Committee continued to believe that EBIT, sales and free cash flow are the appropriate measures to drive annual Company financial performance. EBIT and sales are defined in accordance with generally accepted accounting principles and "free cash flow is defined as cash provided from operations less capital expenditures plus asset sales. At the corporate level, the performance goals are weighted 50% on ATK's EBIT, 25% on ATK's sales and 25% on ATK's free cash flow. The target level of performance established for each performance goal is based on the Company's financial performance expectations for fiscal year 2013. The target levels of performance are considered by the Committee and management to be challenging but achievable. ATK is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these targets.

        When setting the goals, the Committee also specified that in determining and calculating the performance results at the end of the fiscal year, adjustments will be made (in accordance with the provisions of the Executive Officer Incentive Plan) to eliminate the negative or positive effects of: charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Internal Revenue Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and foreign currency exchange gains or losses. Actual performance will be measured following the end of the performance period. The Committee retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.

        As part of the annual review of individual executive officer compensation levels, the Committee reviewed and established the annual incentive payment opportunity (expressed as a percentage of base salary) for threshold, target and maximum performance for each of the executive officers. The target percentage amount for each executive officer was set to be near the market median for the respective officers in similar positions within the companies in ATK's new Compensation Benchmarking Peer Group, with the exception of Mr. DeYoung and Mr. Cohen. The Committee decided to retain Mr. DeYoung's target annual incentive compensation opportunity at 120% of his base salary, versus

105% at the market median, in light of his below-market salary in order to provide a total annual cash compensation opportunity that is near the market median for chief executive officers within the Compensation Benchmarking Peer Group. The Committee established Mr. Cohen's target annual incentive opportunity in January 2012 in connection with the offer to him to join the Company as Executive Vice President and Chief Financial Officer. In a change from past practice, in recognition of the lower financial performance goals for fiscal year 2013 as compared to the Company's fiscal year 2012 performance and the corresponding interests of the Corporation's stockholders with respect to these lower expectations, the Committee reduced the maximum payout opportunity from 200% of target to 125% of target (except for Mr. Cohen). The maximum percentage established is the maximum an executive officer can earn. No payment will be earned unless performance meets the threshold level. The percentages for each named executive officer who currently serve as an executive officer of the Company are as follows:

	Annual Cash Incentive Targets (%)
	Threshold	Target	Maximum
Mr. DeYoung	60%	120%	150%
Mr. Cohen	40%	80%	160%*
Mr. Kahn	32.5%	65%	81%
Mr. Larson	32.5%	65%	81%

*
The employment offer extended to Mr. Cohen included a maximum bonus percent of two times target for fiscal year 2013. More information is included below under the heading "Compensation Outside the Standard Program."

        The annual incentive payment opportunity at each level of performance for each named executive officer for the fiscal year ending March 31, 2013 is shown in the Grants of Plan-Based Awards table in this proxy statement.

Long-Term Incentive Compensation

        In March 2012, the Committee approved the amount of each executive officer's long-term incentive award opportunity based on the Committee's review and assessment of the market competitiveness of the officers' target level of total direct compensation, including long-term incentive compensation. In some cases, the Committee increased the dollar value of the long-term incentive awards from the value of the awards granted in the previous year because the market survey results determined from ATK's Compensation Benchmarking Peer Group indicated that some of our executives' long-term incentive compensation was below the market median. The amounts of the awards are shown in the Grants of Plan-Based Awards table in this proxy statement.

        When considering the fiscal year 2013-2015 long-term incentive program design, the Committee reviewed the various types of long-term incentive awards being used by peer companies as well as the mix of long-term compensation being delivered through restricted stock, stock options and other performance-based awards. This peer-company review included companies within ATK's Compensation Benchmarking Peer Group as well as the Performance Peer Group of aerospace, defense and commercial companies described above. The results indicated that the market prevalence is to grant a mix of performance awards and other types of stock awards. In determining the appropriate mix of performance awards and other types of stock awards, the Committee also considered the limits on share usage under the Company's 2005 Stock Incentive Plan. The Company is seeking approval of an amendment to the 2005 Stock Incentive Plan to increase the number of shares authorized under the Plan for future stock-based incentive compensation awards. (See "Proposal 3—Approval of Alliant Techsystems Inc. 2005 Stock Incentive Plan, As Amended and Restated" in this proxy statement.)

        The Committee also recognized that 100% of ATK's outstanding long-term incentive compensation is in performance programs with underlying metrics that are extremely challenging in the current environment and, therefore, may be viewed as providing little long-term incentive for management. As a result, the Committee implemented a design change to strengthen the link between stockholders and executives as well as to provide a means to encourage retention of executive talent in view of the current business environment and financial challenges facing the Company. The key elements and objectives of the new long-term incentive program for the Company's executive officers are shown below.

Fiscal Year 2013-2015 Long-Term Incentive Compensation Program

Value*	Type of Award	Objectives	Key Terms
40% of long-term incentive opportunity	Performance Shares	Performance growth program to drive sales growth and return on invested capital ("ROIC")	Measured over a three-year period; sales growth performance is relative to industry peer group; specific percentages established for ROIC performance; payout in shares of ATK common stock
40% of long-term incentive opportunity	Restricted Stock	Retention, with underlying value driven by stock-price performance	Equal annual installment vesting over a three-year period
20% of long-term incentive opportunity	Stock Options	Long-term stock price appreciation	Exercise price equal to fair market value of ATK stock on the date of grant; equal annual installment vesting over a three-year period; 10-year term

*
The value of the performance shares and restricted stock was determined using the closing sale price of ATK common stock on the grant date of the award. The value of the stock options was determined using the Black-Scholes option pricing model.

        The framework for the performance growth program is explained below.

Performance Growth Program Measurement Framework
(40% of Executive Officers' Long-Term Incentive Opportunity)

        For the fiscal year 2013-2015 performance period, two metrics were selected to achieve a balance between ATK's strategic objectives for top-line growth and return on investment through profitability and efficient utilization of capital. The relative sales growth metric will measure ATK's sales growth performance over the three-year period against the sales growth of the Performance Peer Group of aerospace, defense and commercial companies described above. ROIC is defined to exclude fluctuations in Other Comprehensive Income (OCI), as described below. The design is a dual-threshold matrix which requires the achievement of at least minimum levels of performance for both metrics.

Award Matrix—Percent of Target Award Payable

	3-Year Average ATK ROIC
Relative Sales Growth (%) (Includes Acquisitions)	8.00%	8.80%	9.60%	10.80%	12.00%
25th %tile	25.0%	37.5%	50.0%	75.0%	100.0%
37.5%tile	37.5%	50.0%	75.0%	100.0%	125.0%
50th %tile	50.0%	75.0%	100.0%	125.0%	150.0%
62.5%tile	75.0%	100.0%	125.0%	150.0%	175.0%
75th %tile	100.0%	125.0%	150.0%	175.0%	200.0%
  •
  No payout if the Relative Sales Growth is below the 25th percentile or the 3-year average ROIC is below 8.00%.

  •
  Other Comprehensive Income (OCI) will be held at the March 31, 2012 balance for calculation purposes in order to neutralize the positive or negative impact on the results, largely due to fluctuations in pension assumptions in OCI. (In other words, invested capital will not be increased or decreased as a result of fluctuations in OCI.)

  •
  The actual amounts payable will be interpolated on a straight-line basis between the threshold and target, or the target and maximum, as defined below:

	Threshold	Target	Maximum
Performance Goal	25th percentile relative sales growth and 8% ROIC	50th percentile relative sales growth and 9.6% ROIC	75th percentile relative sales growth and 12% ROIC
Share Payout	25% of Target	100% of Target	200% of Target

        When setting the goals, the Committee also specified that in determining and calculating the performance results at the end of the performance period, adjustments will be made to eliminate the negative or positive effects of charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Internal Revenue Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; and gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt. Actual performance will be measured following the end of the performance period. The Committee retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.

Recoupment and Forfeiture

        The Company has had in place for more than two years a recoupment policy that reserves the right of the Committee to recoup incentive awards from an executive officer if there is a material restatement of the Company's financial results. If the Committee determines a recoupment is appropriate in the exercise of its discretion, considering all the facts and circumstances, the executive officer shall forfeit and pay back a portion, or all, of the outstanding or previously granted awards as determined by the Committee. This includes awards that are deferred into the ATK Nonqualified Deferred Compensation Plan. The recoupment policy applies to all awards granted after December 31, 2009, and includes any form of cash or equity compensation other than base salaries.

Perquisites

        To ensure that ATK delivers a competitive total compensation package to our executives, we provide standard executive perquisites. For fiscal year 2012, the perquisite package included the following components:

  •
  Perquisite allowance

  •
  Executive disability insurance

  •
  Executive health exams

  •
  Umbrella liability insurance program

  •
  Reimbursement for spousal travel expenses for certain ATK sponsored events

        None of the perquisites listed above included a tax gross-up. Perquisites represent significantly less than 5% of any executive officer's total direct compensation. All perquisites paid to our named executive officers are disclosed in the Summary Compensation Table under the "All Other Compensation" column.

Benefits

        To ensure we provide a competitive total compensation program and support our efforts to attract and retain key executive talent, ATK also provides indirect compensation, such as health and welfare benefits and retirement benefits. ATK's benefits programs offer flexibility and choice. Under our benefit programs, employees have the opportunity to choose which benefits fit their personal family and financial needs.

        Health & Welfare Benefits.    Our executive officers participate in the same health and welfare programs as all other ATK employees.

        Retirement Benefits.    In general, our executive officers participate in the standard employee retirement programs. A supplemental executive retirement plan is also provided. See the discussion in this proxy statement under the heading "Pension Benefits." In specific cases, when ATK needs to bring in key executive talent, we may adjust the standard retirement benefits, consistent with our compensation philosophy, in order to compensate for forfeited retirement benefits.

        Nonqualified Deferred Compensation.    We offer a nonqualified deferred compensation plan as a tool for our key employees to plan for their financial future. This plan is designed to allow for retirement savings above the limits imposed by the Internal Revenue Service for 401(k) plans on a tax-deferred basis. In general, beyond the potential for a small 401(k) make-up match included in the Summary Compensation Table, amounts credited to an employee's account under the plan reflect the employee's voluntary deferral of compensation. All accounts are credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more investment alternatives selected by the participant under the terms of the plan. These investment choices are generally the same as those offered to all ATK employees through the ATK 401(k) plan. Balances in the deferred compensation plan reflect amounts that have accumulated over time.

        Severance.    From time to time, we need to offer an executive officer a severance package in connection with a termination of employment. Generally, the package is aligned with the benefits outlined in ATK's Executive Severance Plan. In certain circumstances, we may offer additional severance benefits to facilitate successful organizational transitions. The Executive Severance Plan is regularly benchmarked against the market to ensure the benefits offered are competitive. Payments made under this plan are described below under the heading "Potential Payments Upon Termination or Change in Control."

        Change-in-Control.    Executive officers participate in our Income Security Plan, which provides for severance payments under certain circumstances following a change-in-control of the Company. We believe this plan helps ensure that our officers will remain focused on the best interests of our stockholders during periods of uncertainty regarding the officers' future employment prospects. Payments under this plan are not triggered solely by a change-in-control, but rather by termination of employment (that meets certain conditions specified in the plan) following a change-in-control. Periodically the Committee reviews the plan design against market competitive practices for such plans. The plan does not include a tax gross-up provision and caps the benefits provided under the plan at the limit established under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax pursuant to the Internal Revenue Code. The plan also includes a "sunset" provision applicable to the chief executive officer, the chief financial officer, the chief operating officer (if there is someone in that position) and general counsel of the Company such that after five years of service with the Company in that position the amount payable would gradually be reduced from three times compensation to two times compensation at a rate of two-tenths per year (after a total of nine years of service in that position, the amount payable would be two times compensation).

Compensation Outside the Standard Program

        In certain circumstances, such as hiring a new executive, we may provide compensation outside our standard executive compensation program.

        When we offer employment to a new executive, we follow the guidelines in our executive compensation philosophy, unless individual circumstances, combined with competitive market practices, require us to include additional compensation (e.g., signing bonus or special equity grant) to attract and retain the executive talent we need. In general, we do not pay our executives additional compensation for special projects or program results. We believe that we provide a fair and competitive total compensation package to our executives for delivering business results that are expected and subsumed under our pay-for-performance philosophy.

        Compensation Arrangement for Executive Vice President and Chief Financial Officer.    On January 30, 2012, the Committee approved Mr. Cohen's compensation, effective as of his first day of employment as Executive Vice President and Chief Financial Officer.

        In order to provide additional compensation to Mr. Cohen for the lack of a long-term incentive compensation payout opportunity in each of ATK's fiscal years 2013 and 2014, and as an inducement to Mr. Cohen to commence employment with ATK, he was granted the following compensation for future performance periods:

  •
  An increase in his ATK fiscal year 2013-2015 long-term incentive award by $500,000 at target and by up to $1,000,000 at maximum. The payment of this award is contingent upon Mr. Cohen's continued employment as Chief Financial Officer of ATK at the end of the three-year performance period and is subject to achievement of the performance goals.

  •
  The grant of a restricted stock award upon his commencement of employment with ATK valued at $500,000 that will vest in three equal annual installments, contingent upon his continued employment as Chief Financial Officer of ATK.

  •
  An increase in his ATK fiscal year 2014-2016 long-term incentive award equal to two times the target amount, contingent upon his continued employment as Chief Financial Officer of ATK and subject to achievement of the performance goals. The target amount will be determined based on market data and approved by the Committee.

        Even though, in March 2012, the Committee reduced the maximum annual incentive payout opportunity for fiscal year 2013 from 200% of target to 125% of target for the executive officers of the Company, Mr. Cohen's maximum annual incentive opportunity for fiscal year 2013 will remain at 200% of target because the Committee approved the terms of Mr. Cohen's employment offer consistent with ATK's compensation practices at the time of the offer.

Stock Holding Requirement

        Each executive officer is required to retain at least 30% of the gross number of shares (which is approximately 50% of the shares remaining after taxes are withheld) of ATK common stock acquired as compensation to ensure that executives' interests and actions are aligned with the interests of ATK's stockholders. The Committee annually reviews the holdings of executives to ensure compliance with the stock holding requirement. These shares must be held until the executive leaves the Company or is no longer an executive officer.

        The Company's executive officers have provided written representations to the Company that they do not hedge the economic risk of ownership of ATK common stock.

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation qualifies as "performance-based compensation." Among other things, in order to be deemed performance-based compensation, the compensation must be based on the achievement of pre-established objective performance criteria and must be pursuant to a plan that has been approved by the Company's stockholders. It is important for ATK to continue to be able to deduct, for tax purposes, compensation paid to its executive officers. Therefore, ATK has taken such actions under its standard compensation programs as may be necessary under Section 162(m) of the Internal Revenue Code to continue to qualify for available tax deductions related to executive compensation. This includes seeking stockholder approval of an amendment and restatement of the Alliant Techsystems Inc. 2005 Stock Incentive Plan, as described elsewhere in this proxy statement. The 2005 Stock Incentive Plan was initially approved by ATK's stockholders in 2005 and amendments and restatements of the Plan were approved by ATK's stockholders in 2007 and 2009. In addition, an amendment and restatement of the Alliant Techsystems Inc. Executive Officer Incentive Plan (a cash incentive plan) was approved by ATK's stockholders in 2011 for the purpose of meeting the requirements of Section 162(m) of the Internal Revenue Code. The Executive Officer Incentive Plan was initially approved by ATK's stockholders in 2006.

        Compensation decisions for our executive officers were made with consideration of the implications of Section 162(m). While the Committee intends to structure arrangements in a manner that preserves deductibility under Section 162(m), the Committee may decide to pay amounts outside of our stockholder approved plans that are nondeductible if it determines that such payments are consistent with our pay-for-performance philosophy and are in the best interests of the Company.

PERSONNEL AND COMPENSATION COMMITTEE REPORT

        The Personnel and Compensation Committee of the Board of Directors has reviewed and discussed with ATK's management the Compensation Discussion and Analysis. Based on this review and these discussions with management, the Personnel and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into ATK's annual report on Form 10-K.

        This report is provided by the Personnel and Compensation Committee:

  William G. Van Dyke, Chair
  Roxanne J. Decyk
  Martin C. Faga
  Tig H. Krekel
  Douglas L. Maine

 SUMMARY COMPENSATION TABLE

        The following table shows the cash and non-cash compensation awarded to or earned by the Chief Executive Officer, Chief Financial Officer, each of our three other most highly compensated executive officers, and two additional individuals who served as chief financial officer during fiscal year 2012.

Name and Principal Position	Year(1)	Salary ($)(2)(3)	Bonus ($)	Stock Awards ($)(4)(5)(6)	Option Awards ($)(7)	Non-equity Incentive Plan Compensation ($)(8)(9)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(10)	All Other Compensation ($)(11)	Total ($)
Mark W. DeYoung	FY12	$917,308	$0	$3,039,969	$760,004	$1,884,600	$2,386,769	$202,547	$9,191,197
President & Chief Executive	FY11	$735,000	$750,000	$5,351,212	$0	$1,616,643	$1,374,782	$221,383	$10,049,020
Officer	FY10	$476,353	$0	$0	$0	$818,172	$1,074,653	$71,594	$2,440,772
Neal S. Cohen	FY12	$66,635	$0	$1,699,976	$300,002	$91,541	$0	$20,184	$2,178,338
Executive Vice President &
Chief Financial Officer
Michael A. Kahn	FY12	$390,365	$0	$351,984	$88,004	$391,349	$483,614	$178,705	$1,884,021
Senior Vice President &
President Missile Products
Blake E. Larson	FY12	$430,115	$0	$391,965	$98,001	$442,995	$152,592	$43,353	$1,559,021
Senior Vice President &	FY11	$416,687	$0	$928,789	$0	$586,261	$140,200	$80,957	$2,152,894
President Aerospace Systems	FY10	$401,442	$0	$0	$0	$506,355	$253,705	$283,907	$1,445,409
Keith D. Ross	FY12	$433,173	$0	$400,029	$100,001	$305,920	$173,520	$68,956	$1,481,599
Senior Vice President,	FY11	$427,236	$0	$1,051,723	$0	$676,119	$164,619	$36,166	$2,355,863
General Counsel &	FY10	$412,788	$0	$0	$0	$650,616	$232,664	$26,788	$1,322,856
Secretary
Thomas G. Sexton	FY12	$355,001	$0	$397,587	$0	$272,438	$99,317	$14,996	$1,139,339
Vice President & Corporate Controller & FormerInterim Chief Financial Officer
John L. Shroyer	FY12	$234,474	$0	$0	$0	$0	$206,488	$20,437	$461,399
Former Senior Vice	FY11	$494,327	$0	$1,664,568	$0	$1,032,841	$164,850	$60,064	$3,416,650
President & Chief Financial	FY10	$500,491	$0	$0	$0	$876,746	$259,467	$46,723	$1,683,427
Officer

(1)
The years reported are ATK's fiscal years ended March 31.

(2)
Includes amounts, if any, deferred at the direction of the executive officer pursuant to ATK's 401(k) Plan or Nonqualified Deferred Compensation Plan. Also includes payments to executive officers in the amounts specified as follows for vacation sold under ATK's vacation buy/sell benefit program: Mr. DeYoung, $17,308; Mr. Kahn, $7,365; Mr. Larson, $8,115; Mr. Ross, $8,173; Mr. Sexton, $7,692; and Mr. Shroyer, $9,327. The amount for Mr. Shroyer also includes a payment made upon his resignation from employment for accrued vacation time in the amount of $52,070.

(3)
Mr. DeYoung was promoted to President and Chief Executive Officer in fiscal year 2010. Mr. Cohen joined ATK on February 21, 2012. The salary amount for Mr. Sexton includes additional monthly cash payments while he served as Interim Chief Financial Officer. The salary amount for fiscal year 2010 for Mr. Shroyer includes additional monthly cash payments while he served as interim Chief Executive Officer.

(4)
This column shows the aggregate grant date fair value computed in accordance with generally accepted accounting principles in the United States. For fiscal year 2012, the amounts in this column are calculated based on the number of shares awarded multiplied by the closing price of ATK common stock on the date of grant for restricted stock awards and awards that are subject to financial performance growth measures. The amounts that relate to long-term incentive compensation awards of performance shares are calculated at the target payout level. (The amounts do not reflect the actual amounts that may vest or be earned by the executive officers.) The assumptions used in calculating the aggregate grant date fair value of the awards are disclosed in Note 14 to the consolidated financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2012. The value of the restricted stock awards and the maximum payout for the fiscal year 2013-2015 performance shares for each of the named executive officers are shown in the table below:

Name	Restricted Stock	FY 2013 - 2015
Mr. DeYoung	$1,519,984	$3,040,025
Mr. Cohen	$1,099,989	$1,199,973
Mr. Kahn	$175,992	$351,984
Mr. Larson	$195,982	$392,021
Mr. Ross	$200,014	$399,972
Mr. Sexton	$397,587	$0

  Mr. Ross forfeited all of his restricted stock awards and performance shares upon his resignation from employment on April 16, 2012.

(5)
For fiscal year 2011, the amounts in this column are calculated based on the number of shares awarded multiplied by (a) the closing price of ATK common stock on the date of grant for awards that are subject to financial performance growth measures and (b) the fair value determined by an integrated Monte Carlo simulation model for awards subject to a total stockholder return measure. The amounts shown for fiscal year 2011 relate to long-term incentive compensation awards of performance shares at the target payout level. (The amounts do not reflect the actual amounts that may be paid to or realized by the executive officers.) The assumptions used in calculating the aggregate grant date fair value of the awards are disclosed in Note 14 to the consolidated financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2012.

(6)
No grants were made during fiscal year 2010, but rather were made after the fiscal year end for the fiscal year 2011-2013 performance period. Therefore, during fiscal year 2011, there were two separate stock award grant dates. The first was in May 2010 for the fiscal year 2011-2013 performance period, and the second was in March 2011 for the fiscal year 2012-2014 performance period. The values of the performance awards on the date of grant for each fiscal year at the target and maximum performance levels are shown in the table below. The increase in the value of the awards granted in March 2011 from the awards granted in May 2010 was due to market survey results that indicated our executives' long-term incentive compensation was below market. Mr. Ross forfeited all of his performance shares upon his resignation from employment on April 16, 2012 and Mr. Shroyer forfeited all of his performance shares upon his resignation from employment on August 7, 2011.

At target

Name	FY 2011 - 2013	FY 2012 - 2014
Mr. DeYoung	$2,109,130	$3,242,082
Mr. Larson	$432,346	$496,443
Mr. Ross	$464,045	$587,678
Mr. Shroyer	$722,371	$942,197

  At maximum

Name	FY 2011 - 2013	FY 2012 - 2014
Mr. DeYoung	$3,552,201	$5,437,602
Mr. Larson	$728,166	$832,623
Mr. Ross	$781,466	$985,648
Mr. Shroyer	$1,216,683	$1,580,265
(7)
The amount in this column shows the aggregate grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amount is based on the fair value of the stock option award as estimated using the Black-Scholes option-pricing model multiplied by the number of shares subject to the option award. The assumptions used to arrive at the Black-Scholes value are disclosed in Note 14 to the consolidated financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2012. Mr. Ross forfeited his stock option awards upon his resignation from employment on April 16, 2012.

(8)
For fiscal year 2012, these amounts represent payment of annual incentive compensation for the fiscal year ended March 31, 2012. The annual incentive compensation program and payments are described in the "Compensation Discussion and Analysis" in this proxy statement. Includes amounts, if any, deferred at the direction of the executive officer pursuant to ATK's 401(k) Plan or Nonqualified Deferred Compensation Plan.

(9)
For fiscal year 2011, these amounts represent payment of annual incentive compensation for the fiscal year ended March 31, 2011 and payment of a long-term cash incentive award for the fiscal year 2009-2011 performance period.

(10)
The amounts in this column represent the aggregate change in the actuarial present value of the officer's accumulated retirement benefits under either the Alliant Techsystems Inc. Pension and Retirement Plan or the Thiokol Propulsion Pension Plan, and the Alliant Techsystems Inc. Supplemental Executive Retirement Plan. The change to Mr. DeYoung's pension value is mainly related to increases in compensation resulting from his promotion to CEO. Mr. Cohen does not participate in a defined benefit retirement plan since he was hired after ATK's pension plans were closed to new participants. See the "Pension Benefits" section in this proxy statement for additional information. No above-market or preferential earnings on any nonqualified deferred compensation was paid to the officers during the last fiscal year and, accordingly, no such amounts are reflected above.

(11)
The table below shows the components of this column for fiscal year 2012, which include perquisites, tax gross-ups, and Company matching contributions to ATK's defined contribution plans. The amounts represent the amount paid or accrued by, or the incremental cost to, the Company.

Name	Perquisite Allowance(1)	Dividends(2)	Disability Insurance Premium	401(k) Plan Match or Make-Up Match(3)	Umbrella Policy	Tax Gross-Ups(4)	Other Perquisites(5)
Mark W. DeYoung	$50,004	$5,353	$2,666	$0	$4,630	$35,119	$104,775
Neal S. Cohen	$3,333	$3,779	$0	$0	$89	$2,765	$10,218
Michael A. Kahn	$30,000	$5,056	$2,554	$0	$1,070	$33,631	$106,394
Blake E. Larson	$30,000	$690	$2,587	$7,421	$1,070	$0	$1,585
Keith D. Ross	$20,000	$704	$2,936	$9,863	$1,070	$0	$34,383
Thomas G. Sexton	$0	$2,340	$2,653	$8,055	$0	$0	$1,947
John L. Shroyer	$13,333	$0	$1,235	$3,433	$1,070	$0	$1,367

(1)
The allowance is not a reimbursement for perquisites. Instead, the annual amount is paid in cash in monthly installments. Accordingly, executive officers have the flexibility in determining how to spend their perquisite dollars and are not required to report how the amounts are used.

(2)
This amount represents dividend payments made to named executives on unvested restricted stock awards.

(3)
No match is provided to Mr. DeYoung because participants covered by the Aerospace pension plan formula in the Alliant Techsystems Inc. Pension and Retirement Plan are not eligible for a 401(k) match. No match is provided to Mr. Kahn because participants covered under the Thiokol Propulsion Pension Plan are not eligible for a 401(k) match.

(4)
This amount shown for Mr. DeYoung is for taxes related to the reimbursement of commuting expenses. The amounts shown for Mr. Cohen and Mr. Kahn are for taxes related to the reimbursement of relocation expenses.

(5)
The amount for Mr. DeYoung includes $93,249 for reimbursement of commuting expenses, including air and ground transportation, lodging and meals. The amount for Mr. Cohen consists of the reimbursement of relocation expenses. The amount for Mr. Kahn includes $105,405 for reimbursement of relocation expenses. The amount for Mr. Ross includes $33,398 for reimbursement of commuting expenses. The remaining amounts in this column consist of costs for executive annual physical examinations, entertainment, and, for Mr. DeYoung, includes spousal travel and meals for a work-related function.

 GRANTS OF PLAN-BASED AWARDS

        The following table summarizes the grants of equity and non-equity plan-based awards made to the executive officers named in the Summary Compensation Table during the fiscal year ended March 31, 2012. The non-equity awards were granted under our amended and restated Executive Officer Incentive Plan, which was approved by stockholders in 2011, and the equity awards were granted under our amended and restated 2005 Stock Incentive Plan, which was approved by stockholders in 2009.

Grants of Plan-Based Awards

									All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards						Grant Date Fair Value of Stock and Options Awards ($)(7)
											Exercise or Base Price of Options Awards ($/Share)
Name	Grant Date(1)	Incentive Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark W. DeYoung	3/6/2012	Annual(2)	$600,000	$1,200,000	$1,500,000
	3/6/2012	Long-Term Stock(3)				6,691	26,765	53,531				$379,996
	3/6/2012	Restricted Stock(4)							26,765			$1,519,984
	3/6/2012	Stock Options(5)								58,915	$56.79	$760,004
Neal S. Cohen(8)	3/6/2012	Annual(2)	$240,000	$480,000	$960,000
	3/6/2012	Long-Term Stock(3)				2,641	10,565	21,130				$149,997
	2/21/2012	Restricted Stock(8)							8,332			$500,003
	3/6/2012	Restricted Stock(4)							10,565			$599,986
	3/6/2012	Stock Options(5)								23,256	$56.79	$300,002
Michael A. Kahn	3/6/2012	Annual(2)	$136,923	$273,845	$342,306
	3/6/2012	Long-Term Stock(3)				775	3,099	6,198				$43,998
	3/6/2012	Restricted Stock(4)							3,099			$175,992
	3/6/2012	Stock Options(5)								6,822	$56.79	$88,004
Blake E. Larson	3/6/2012	Annual(2)	$141,265	$282,529	$353,161
	3/6/2012	Long-Term Stock(3)				863	3,451	6,903				$48,996
	3/6/2012	Restricted Stock(4)							3,451			$195,982
	3/6/2012	Stock Options(5)								7,597	$56.79	$98,001
Keith D. Ross(9)	3/6/2012	Annual(2)	$119,213	$238,425	$298,031
	3/6/2012	Long-Term Stock(3)				880	3,522	7,043				$49,975
	3/6/2012	Restricted Stock(4)							3,522			$200,014
	3/6/2012	Stock Options(5)								7,752	$56.79	$100,001
Thomas G. Sexton	3/6/2012	Annual(2)	$67,500	$135,000	$270,000
	3/6/2012	Long-Term Cash(6)	$39,750	$159,000	$318,000
	3/6/2012	Restricted Stock(4)							1,867			$106,027
	3/6/2012	Restricted Stock(4)							5,134			$291,560
John L. Shroyer(10)	N/A

(1)
The grant date is the date the Personnel and Compensation Committee of the Board of Directors met to grant the awards and approve the terms of the awards.

(2)
The amounts for each officer reflect the potential cash payout for the fiscal year 2013 annual incentive program if all performance measures are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2013. The material terms of the award are described above in the "Compensation Discussion and Analysis" under the subheading "Fiscal Year 2013 Compensation Decisions—Annual Incentive Compensation."

(3)
Each column in this row shows the number of shares of common stock that may be paid out for the fiscal year 2013-2015 performance period if all financial performance growth measures are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2015. The material terms of the award are described above in the "Compensation Discussion and Analysis" under the subheading "Fiscal Year 2013 Compensation Decisions—Long-Term Incentive Compensation."

(4)
The number of shares of restricted stock shown in this row represents the actual number of shares of restricted stock granted to the named executive officers on March 6, 2012. All shares of restricted stock shown in this table vest in three equal annual installments beginning on the first anniversary of the grant date. The shares of restricted stock may also vest upon death, disability, involuntary layoff, or a qualifying termination of employment following a change in control of the Company. Dividends are payable on the shares at the same rate as dividends paid on all outstanding shares of our common stock.

(5)
The number of stock options shown in this row represents the actual number of options granted to the named executive officers on March 6, 2012. The option exercise price is the closing sale price of a share of ATK common stock on the New York Stock Exchange on the date of grant. The stock options vest in three equal annual installments beginning on the first anniversary of the grant date. The options may also vest in the event of a qualifying termination of employment following a change in control of the Company.

(6)
The amounts for Mr. Sexton reflect the potential cash payout for the fiscal year 2013-2015 performance period if all financial performance growth measures are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2015. Except for payment in cash rather than shares of ATK common stock, the material terms of this award are described above in the "Compensation Discussion and Analysis" under the subheading "Fiscal Year 2013 Compensation Decisions—Long-Term Incentive Compensation."

(7)
This column shows the full grant date fair value of the equity awards under FASB ASC Topic 718. Generally, for the long-term stock incentive awards relating to financial performance growth measures, the full grant date fair value is the amount the Company could expense in its financial statements over the awards' performance period assuming performance at the threshold level. Assumptions made in the calculations of these amounts may be found in Note 14 to the audited financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2012.

(8)
The terms of Mr. Cohen's compensation arrangements with the Company are described above in the "Compensation Discussion and Analysis" section under the subheading "Compensation Outside the Standard Program—Compensation Arrangement for Executive Vice President and Chief Financial Officer."

(9)
Mr. Ross forfeited all grants reported in this table upon his resignation from employment on April 16, 2012.

(10)
Mr. Shroyer resigned from employment on August 7, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table shows the unexercised stock options, restricted stock not vested, and performance share awards not earned as of March 31, 2012 by the executive officers named in the Summary Compensation Table.

	Option Awards						Stock Awards
Name	Option Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Restricted Stock Grant Date or Performance Period (1)(3)	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)(6)
Mark W. DeYoung							04/01/2010 - 03/31/2013			34,606	(7)	$1,734,453
							04/01/2010 - 03/31/2013			14,831	(8)	$743,330
							04/01/2011 - 03/31/2014			64,028	(9)	$3,209,083
							04/01/2011 - 03/31/2014			27,440	(8)	$1,375,293
							04/01/2012 - 03/31/2015			53,531	(9)	$2,682,974
							03/06/2012	26,765	$1,341,462
	03/06/2012		58,915		$56.79	03/6/2022
Neal S. Cohen							04/01/2012 - 03/31/2015			21,130	(9)	$1,059,036
							02/21/2012	8,332	$417,600
							03/06/2012	10,565	$529,518
	03/06/2012		23,256		$56.79	03/6/2022
Michael A. Kahn							04/01/2010 - 03/31/2013			6,056	(7)	$303,527
							04/01/2011 - 03/31/2014			6,704	(9)	$336,004
							04/01/2011 - 03/31/2014			2,872	(8)	$143,945
							04/01/2012 - 03/31/2015			6,198	(9)	$310,644
							08/03/2010	3,000	$150,360
							03/06/2012	3,099	$155,322
	01/21/2003	6,000			$59.12	01/21/2013
	05/19/2006	5,000			$79.01	05/19/2013
	03/06/2012		6,822		$56.79	03/6/2022
Blake E. Larson							04/01/2010 - 03/31/2013			7,094	(7)	$355,551
							04/01/2010 - 03/31/2013			3,040	(8)	$152,365
							04/01/2011 - 03/31/2014			9,804	(9)	$491,376
							04/01/2011 - 03/31/2014			4,202	(8)	$210,604
							04/01/2012 - 03/31/2015			6,903	(9)	$345,978
							03/06/2012	3,451	$172,964
	09/08/2008	5,000			$105.63	09/8/2015
	03/06/2012		7,597		$56.79	03/6/2022
Keith D. Ross(10)							04/01/2010 - 03/31/2013			7,613	(7)	$381,564
							04/01/2010 - 03/31/2013			3,263	(8)	$163,542
							04/01/2011 - 03/31/2014			11,606	(9)	$581,693
							04/01/2011 - 03/31/2014			4,974	(8)	$249,297
							04/01/2012 - 03/31/2015			7,043	(9)	$352,995
							03/06/2012	3,522	$176,523
	01/21/2003	5,000			$59.12	01/21/2013
	03/06/2012		7,752		$56.79	03/6/2022
Thomas G. Sexton							04/01/2010 - 03/31/2013			3,708	(7)	$185,845
							04/01/2011 - 03/31/2014			4,502	(9)	$225,640
							03/06/2012	1,867	$93,574
							03/06/2012	5,134	$257,316
	01/21/2003	4,500			$59.12	01/21/2013
John L. Shroyer(11)	—	0	0	0	—	—	—	0	—	0		—

(1)
For better understanding of this table, we have included additional columns showing the grant date of stock options and restricted stock, and the associated performance period for the performance share awards.

(2)
Stock options granted in 2003 and 2012 vest in three equal annual installments beginning on the first anniversary of the grant date. Stock options granted in 2006 and 2008 vested on the third anniversary of the grant date.

(3)
This table does not include performance share awards granted in 2009 that were earned for the three-year performance period ended March 31, 2012. These performance awards were forfeited as described in the "Compensation Discussion and Analysis" section under the subheading "Compensation for Fiscal Year 2012."

(4)
Restricted stock awards vest in three equal annual installments beginning on the first anniversary of the grant date, except for the grant made to Mr. Kahn on August 3, 2010 which vests 100% on the third anniversary of the grant date.

(5)
The amounts in this column were calculated using a per share value of $50.12, the closing market price of ATK common stock on March 30, 2012, the last business day of the fiscal year.

(6)
The amounts shown reflect the maximum payout of the performance shares based on achievement of the highest level of performance. The vesting and payout of any performance shares for the respective performance periods ending on March 31 will be determined after the corresponding fiscal year ending March 31, based on the actual achievement of specified performance goals.

(7)
These shares correspond to a long-term incentive award relating to financial performance growth measures (earnings per share, sales, and return on invested capital).

(8)
These shares correspond to a long-term incentive award relating to a relative Total Stockholder Return performance measure. Total Stockholder Return is defined as the three-year annualized rate of return reflecting stock price appreciation plus reinvestment of dividends.

(9)
These shares correspond to a long-term incentive award relating to financial performance growth measures (relative sales growth and return on invested capital).

(10)
All stock awards and unexerciseable option awards for Mr. Ross were forfeited or cancelled on April 16, 2012 due to his resignation from employment. The option award granted on January 21, 2003 will expire July 15, 2012.

(11)
All stock awards for Mr. Shroyer were forfeited or cancelled on August 7, 2011 due to his resignation from employment. Mr. Shroyer did not have any outstanding stock option awards.

 OPTION EXERCISES AND STOCK VESTED

        The following table provides information for the executive officers named in the Summary Compensation Table regarding the exercises of stock options and vesting of restricted stock during the fiscal year ended March 31, 2012.

Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
Mark W. DeYoung	—	—	—	—
Neal S. Cohen	—	—	—	—
Michael A. Kahn	5,250	$70,135	2,545	$127,555
Blake E. Larson	—	—	—	—
Keith D. Ross	—	—	—	—
Thomas G. Sexton	2,250	$19,588	1,175	$58,891
John L. Shroyer	—	—	—	—

(1)
The following outlines the number of options and market price of Mr. Kahn's and Mr. Sexton's stock option exercises in fiscal year 2012. For purposes of determining the value realized on exercise, the market price used was the actual sale price of the shares sold upon exercise of the options.

Option Exercise Detail

Name	Grant Date	Number of Options	Exercise Date	Exercise Price	Market Price	Amount Realized
Michael A. Kahn	01/22/2002	5,250	11/8/2011	$47.7460	$61.1051	$70,135
Thomas G. Sexton	01/22/2002	2,250	11/21/2011	$47.7460	$56.4516	$19,588
(2)
Represents the vesting of restricted stock. Mr. Kahn's and Mr. Sexton's shares vested on March 31, 2012 and the value realized was determined by multiplying the number of vested shares by the closing market price of ATK common stock on the date preceding the vesting date because the vesting date fell on a Saturday, when the New York Stock Exchange was closed.

PENSION BENEFITS

        ATK maintains two tax-qualified defined benefit retirement plans covering a majority of our employees. The plans were closed to new participants as of January 1, 2007 (except for certain employees covered by collective bargaining agreements). These qualified defined benefit plans are funded by employer contributions. Currently, all of the named executive officers, except for Mr. Kahn and Mr. Cohen, participate in the Alliant Techsystems Inc. Pension and Retirement Plan (the "ATK Retirement Plan"). Mr. Kahn participates in the Thiokol Propulsion Pension Plan (the "Thiokol Pension Plan"). Mr. Cohen does not participate in a defined benefit retirement plan because he was hired after January 1, 2007. However, Mr. Cohen participates in the Company's defined contribution plan and the Defined Contribution Supplemental Executive Retirement Plan. No contributions or allocations have been made under those plans for Mr. Cohen as of March 31, 2012.

        The Internal Revenue Code limits the benefits that may be paid from our tax-qualified plans. The Alliant Techsystems Inc. Supplemental Executive Retirement Plan (the "ATK SERP") was established to provide benefits for highly compensated employees whose tax-qualified defined benefit plan benefits are reduced by certain IRS limits or by their participation in the ATK Nonqualified Deferred Compensation Plan. A grantor trust was established under which certain funds have been set aside to satisfy some of the obligations under the ATK SERP. If the funds in the trust are insufficient to pay amounts payable under the ATK SERP, the Company will pay the deficiency.

ATK Retirement Plan and Thiokol Pension Plan

        Due to acquisitions and benefit plan mergers, the ATK Retirement Plan contains various benefit formulas that apply to certain groups of employees. The benefit formulas that apply to the named executive officers include the Pension Equity Plan formula, the Aerospace Pension Plan formula, and the Cash Balance formula. Mr. Ross is covered by the Pension Equity Plan formula, Mr. DeYoung is covered by the Aerospace Pension Plan formula, and Mr. Larson, Mr. Sexton and Mr. Shroyer are covered by the Cash Balance formula. Since Mr. Kahn is covered under the Thiokol Pension Plan, his benefit is calculated in accordance with that plan's formula. The elements of compensation used in applying the various payment and benefit formulas generally include base salary plus annual incentive payments when paid (and, for the year of termination of employment, incentive payments that are imputed to the last month of employment), up to the applicable IRS maximum compensation limit.

        Historically, employees were vested after five years of vesting service, but, as of January 1, 2008, vesting under the Pension Equity Plan formula and Cash Balance formula occur after three years of vesting service. All of the named executive officers are vested in their ATK Retirement Plan or Thiokol Pension Plan benefits.

        The normal retirement age for the plan is defined in the ATK Retirement Plan as age 65. The normal retirement age is defined in the Thiokol Pension Plan as age 67.

Pension Equity Plan Formula

        ATK adopted the Pension Equity Plan ("PEP") formula effective January 1, 2004 for new employees and existing employees who had less than 15 years of credited service as of December 31, 2003. The PEP formula calculates benefits as a lump sum amount equal to:

  •
  5.5% of final average earnings up to one-half of the social security wage base, plus 11% of final average earnings in excess of one-half of the social security wage base,

  •
  multiplied by years of credited service.

        Final average earnings is equal to the average of the highest 60 consecutive months out of the last 120 months of earnings. The social security wage base as of March 31, 2012 is $110,100.

        Additionally, for employees who were participants in the ATK Retirement Plan prior to January 1, 2004, the PEP benefit is not less than the benefit computed based on the prior plan formula accrued through December 31, 2003, plus the PEP formula for service beginning January 1, 2004.

        Upon termination of employment, the Pension Equity Plan permits immediate distribution of the vested benefits to any participant regardless of age in a variety of actuarially equivalent annuity payment forms or as a lump sum payment. If a participant chooses to leave his or her balance in the plan, interest is credited at a rate of 4% annually to the actual benefit payment date. The interest rate and mortality table used to convert the lump sum to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences.

Aerospace Pension Plan Formula

        The Aerospace Pension Plan formula covers employees who had at least 15 years of credited service as of December 31, 2003 and who joined ATK in connection with the acquisition of Hercules Aerospace Company from Hercules Incorporated or began employment in a location offering this formula. This formula contains provisions similar to those of the Hercules plan that covered the Hercules location employees prior to the acquisition.

        The Aerospace Pension Plan provides an annuity benefit determined based on final average earnings and the participant's years of credited service. The benefit is equal to:

  •
  1.2% of final average earnings up to one-half of the social security wage base (as in effect for the 12 months prior to termination), plus 1.6% of final average earnings in excess of one-half of the social security wage base (as in effect for the 12 months prior to termination),

  •
  multiplied by years of credited service.

        Final average earnings is equal to the average of the highest 60 consecutive months out of the last 120 months of earnings. The social security wage base as in effect for the 12 months prior to termination as of March 31, 2012 is $107,625.

        Benefits are paid in a variety of actuarial equivalent monthly annuity options at retirement. Additionally, participants eligible for early retirement may elect to receive up to 51% of their benefit in a lump sum payment.

        Participants with at least 10 years of credited service may retire at age 60 with no reduction in their age 65 benefit, and with a reduced benefit on or after age 55. The benefits of participants electing early retirement are reduced 5% for each year that retirement precedes the age at which they are entitled to an unreduced benefit, except that this reduction percentage is decreased for each year of credited service in excess of 30 years.

Cash Balance Formula

        Effective April 1, 1992, the pension plan formula then in effect was amended to provide benefits based upon a cash balance account formula. The cash balance formula continues to apply to employees who were participants in the pension plan as of April 1, 1992, or were hired after April 1, 1992 and not covered by one of the subsequently acquired plan formulas, but who had at least 15 years of credited service as of December 31, 2003.

        Mr. Larson's, Mr. Sexton's, and Mr. Shroyer's initial cash balance accounts were equal to the lump sum value as of April 1, 1992 of their accrued benefit under the prior pension plan formula at that time. The cash balance accounts are credited monthly with a percentage of pension earnings that increases with length of service as follows:

Years of Service	Percentage of Pension Earnings	Additional Percentage for Earnings in Excess of Social Security Wage Base
Less than 5	3.5%	3.5%
5 to 9	4.5%	4.5%
10 to 14	5.5%	5.5%
15 to 19	6.5%	5.5%
20 to 24	7.5%	5.5%
25 or more	8.5%	5.5%

        Account balances are credited monthly with interest equal to one-twelfth of the average one-year U.S. Treasury Bill rate during the 12 months ending September 30 of the prior calendar year. The minimum interest crediting rate is 3.06%. For calendar year 2012, the crediting rate is 3.06%.

        The Cash Balance formula benefit is not less than the lump sum equivalent of a monthly benefit of $47.50 multiplied by years of credited service payable at age 65.

        At retirement, which may occur at or after age 55, a participant's vested account balance is payable as a monthly annuity or an annuity with a lump sum payment at age 62 or, if commencement of benefits occurs at or after age 62, as an optional lump sum payment. The interest rate and mortality table used to convert the cash account to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences. Participants who terminate employment before age 55 may receive a lump sum payment at age 65.

Thiokol Pension Plan Formula

        The Thiokol Pension Plan formula covers employees who had at least 15 years of credited service as of December 31, 2003 and who joined ATK in connection with the acquisition of Thiokol from Alcoa or began employment in a location offering this formula.

        The Thiokol Pension Plan provides an annuity benefit determined based on final average earnings and the participant's years of credited service. The benefit is equal to:

  •
  1.23% of final average earnings multiplied by years of credited service; plus

  •
  0.75% of final average earnings in excess of social security covered compensation, multiplied by years of credited service (up to a maximum of 35 years).

        Final average earnings is equal to the average of the highest five consecutive calendar years out of the last 10 calendar years of earnings. For earnings in the year of termination, if the prior calendar year earnings are larger, that amount is used instead.

        Benefits are paid in a variety of actuarial equivalent monthly annuity options at retirement.

        Participants with at least five years of credited service may retire early with a reduced benefit on or after age 55. The benefits of participants electing early retirement are reduced according to plan factors for benefit commencement prior to age 67 (6.67% for each of the first five years, 3.33% for each of the next five years, 4.13% for the next year, and 3.87% for the year after that).

Supplemental Executive Retirement Plan

        The ATK SERP provides benefits for highly compensated employees whose tax-qualified defined benefit plan benefits are reduced by certain IRS limits or by their participation in the ATK Nonqualified Deferred Compensation Plan. The IRS annual salary limitation (Section 410(a)(17) of the Internal Revenue Code) and certain other IRS requirements reduce pension benefits from tax-qualified pension plans for certain highly compensated employees. The ATK SERP is designed to offset these limitations.

        The applicable benefits from the ATK SERP are generally based on the same benefit formula and provisions as the underlying qualified plan formula that applies to the participant. SERP benefits are paid in a lump sum the later of six months or January 31 following the calendar year of termination of employment or separation of service (as defined by Section 409A of the Internal Revenue Code), including interest (at the greater of 6% or the rate specified in the qualified pension plan for determining lump sum payments) from the first day of the month following termination to the actual payment date. The ATK SERP benefit is converted to a lump sum payment based on an annual interest rate that is the greater of 6% or the rate specified in the qualified pension plan for determining lump sum payments, except for formulas which already determine the benefit as a lump sum amount.

        Employees vest in the ATK SERP benefits at the same time their benefits vest under the qualified pension plan.

        The ATK SERP provides certain executives covered by the Cash Balance formula with the right to receive a benefit based on the greater of the PEP formula or the Cash Balance formula, if they remain employed until at least age 55. This provision will apply to Mr. Larson and Mr. Sexton if they remain employed until age 55. The benefit included in the Pension Benefits table below does not include any value for this provision since neither is yet age 55. The amount of the additional benefit (if any) depends on actual pension earnings and actual cash balance interest credits through the date of determination.

Pension Benefits

        The following table provides information concerning each ATK defined benefit plan that provides for payments or benefits to any of the named executive officers.

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Mark. W. DeYoung	ATK Retirement Plan	27.250	$997,129	$0
	ATK SERP	27.250	5,396,624	0
Michael A. Kahn	Thiokol Pension Plan	23.417	564,585	0
	ATK SERP	23.417	1,126,591	0
Blake E. Larson	ATK Retirement Plan	30.750	439,793	0
	ATK SERP	30.750	469,672	0
Keith D. Ross	ATK Retirement Plan	10.500	225,808	0
	ATK SERP	10.500	676,684	0
Thomas G. Sexton	ATK Retirement Plan	26.083	365,927	0
	ATK SERP	26.083	158,523	0
John L. Shroyer	ATK Retirement Plan	26.083	303,936	0
	ATK SERP	26.083	0	603,209

(1)
Credited service is determined in years and months as of March 31, 2012 (except for Mr. Shroyer who terminated employment August 7, 2011).

Assumptions

        The "Present Value of Accumulated Benefits" is based on the same assumptions as those used for the valuation of the plan liabilities in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2012. The assumptions made in the calculations of these amounts may be found in Note 10 to the audited financial statements in ATK's Form 10-K.

        The Cash Balance formula benefits are projected from the current account value to age 65 assuming that the interest crediting rate is 3.5%. Retirement age is assumed to be age 65, except for Mr. DeYoung's and Mr. Kahn's benefits. For Mr. DeYoung, age 60 is used since this is the unreduced retirement age for the Aerospace Pension Plan formula. For Mr. Kahn, age 67 is used since this is the unreduced retirement age for the Thiokol Pension Plan formula. The assumption is made that there is no probability of pre-retirement death or termination by any other cause.

        All SERP benefits are assumed to be paid as a lump sum in accordance with the plan document.

        "Credited Service" includes only service with ATK (or certain acquired employers). In general, ATK does not grant extra years of credited service.

NONQUALIFIED DEFERRED COMPENSATION

        The following table provides information for the executive officers named in the Summary Compensation Table regarding contributions, earnings and distributions with respect to the ATK Nonqualified Deferred Compensation Plan.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
Mark W. DeYoung	$0	$0	$(196,771)	$0	$538,107
Neal S. Cohen	$0	$0	$0	$0	$0
Michael A. Kahn	$0	$0	$(10,188)	$0	$444,860
Blake E. Larson	$0	$0	$17,603	$0	$524,923
Keith D. Ross	$552,711	$0	$(759,357)	$0	$2,642,730
Thomas G. Sexton	$0	$0	$(54,153)	$0	$188,345
John L. Shroyer	$0	$0	$(232,395)	$1,590,010	$0

(1)
The amount in this column reflects the annual incentive compensation deferral for Mr. Ross of $41,565, which amount is also included in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column, for fiscal year 2011, and the value of performance shares and performance cash that were deferred in May 2011 for the performance period of April 1, 2008—March 31, 2011 for Mr. Ross of $254,450 and $256,696, respectively. None of the named executive officers deferred their annual incentive payments for the performance period that ended March 31, 2012.

(2)
In addition to the amounts included from the first column of the table above, the following amounts represent aggregate contributions made by the executive officer since the officer's commencement of participation in the plan. Deferrals and contributions in prior years were previously reported as compensation in the Summary Compensation Table in ATK's proxy statement for the applicable years for those officers who were named in the Summary Compensation Table in those years. The aggregate earnings represent the cumulative earnings on the original deferred amounts. The Company has not made any contributions to the plan for the benefit of any of the officers named below.

Name	Salary Deferrals ($)	Annual Cash Incentive Deferrals ($)	Performance Cash Deferrals ($)	Performance Share Deferrals ($)	Withdrawals ($)	Aggregate Earnings ($)	Balance ($)
Mark W. DeYoung		$116,378		$829,303	$(71,897)	$(335,677)	$538,107
Neal S. Cohen							$0
Michael A. Kahn	$10,209	$363,269				$71,382	$444,860
Blake E. Larson		$308,888				$216,035	$524,923
Keith D. Ross		$160,483	$487,551	$3,413,825		$(1,419,129)	$2,642,730
Thomas G. Sexton	$54,393	$61,113		$279,234	$(104,588)	$(101,807)	$188,345
John L. Shroyer	$85,322	$208,100		$2,032,658	$(1,590,010)	$(736,070)	$0

          All of ATK's executive officers are eligible to participate in the ATK Nonqualified Deferred Compensation Plan. Participants in the Plan generally may elect to defer up to 70% of salary and 100% of cash or equity incentive compensation. ATK may credit to participants' accounts under the Plan certain additional amounts relating to foregone matching contributions under ATK's 401(k) Plan. Under the Plan, ATK may also make additional discretionary contributions to participants' accounts.

          The Plan is an unfunded plan, meaning that participants' accounts are bookkeeping entries only and do not entitle them to ownership of any actual assets. The accounts represent an unsecured promise by ATK to pay participants benefits in the future. However, ATK has established a nonqualified grantor trust commonly known as a "Rabbi Trust." The assets of the Rabbi Trust will be used to pay benefits, but the assets of the Trust remain subject to the claims of ATK's general creditors.

          Participants' account balances are credited with earnings and investment gains and losses by assuming that the deferred amounts were invested in one or more investment funds made available by ATK from time to time under the Plan. The investment alternatives include funds with different degrees of risk and, for amounts credited before January 1, 2005, include ATK common stock as an investment alternative. Participants select their measuring investments from among the investment alternatives provided and may reallocate amounts among the various investment alternatives at any time, except for amounts credited to the ATK common stock investment alternative. After January 1, 2005, only deferrals of equity performance awards may be credited to, and must remain credited to, the ATK common stock investment alternative. Amounts allocated to the ATK common stock investment alternative are credited with dividend equivalents in the form of additional deferred stock units, based on the closing sale price of ATK common stock as reported to the New York Stock Exchange on ATK's dividend payment dates. Dividend equivalents are credited at the same rate as cash dividends paid on ATK's common stock.

          The investment alternatives are based on the following funds, which generally correspond to the investment funds made available under ATK's 401(k) Plan. The corresponding average annual rates of return shown below are based on our fiscal year ended March 31, 2012.

Fund Name	FY12 Return
Vanguard Institutional Index Institutional Plus Shares	8.54
Vanguard Extended Market Index Fund Institutional Plus Shares	1.69
BlackRock MSCI ACWI ex-US IMI Index Non-Lendable Fund	(7.18)
PIMCO Total Return Fund Class Institutional	5.99
Wellington CIF II Balanced Real Assets Portfolio—Series 1	(3.66)
Managed Income Portfolio II—Class 3	1.72
ATK Stock Fund	(27.58)
Fidelity Freedom K 2000 Fund	3.41
Fidelity Freedom K 2010 Fund	3.08
Fidelity Freedom K 2015 Fund	3.00
Fidelity Freedom K 2020 Fund	2.50
Fidelity Freedom K 2025 Fund	2.02
Fidelity Freedom K 2030 Fund	1.62
Fidelity Freedom K 2035 Fund	0.78
Fidelity Freedom K 2040 Fund	0.67
Fidelity Freedom K 2045 Fund	0.45
Fidelity Freedom K 2050 Fund	0.06
Fidelity Freedom K Income Fund	3.50

          Generally, payouts from the Plan cannot be made until termination of employment, the participant becomes totally and permanently disabled, the participant has an unforeseeable financial emergency, or the date of a scheduled distribution as elected by the participant under rules specified in the Plan. A participant may request a distribution of amounts deferred before January 1, 2005, subject to the forfeiture of 10% of the amount withdrawn. Payouts may be in a lump sum payment or installment payments over five, ten, or fifteen years. Payouts may commence as soon as practicable following the occurrence of a distribution event; however, for amounts deferred after 2004, a payout cannot begin until six months after termination or separation of service (as defined by Section 409A of the Internal Revenue Code) for certain participants. Payouts are made in cash, except with respect to deferrals of equity performance awards after January 1, 2005, which are paid in shares of ATK common stock equal to the number of shares that were deferred.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

  Payments Made Upon Voluntary or Involuntary Termination

          If the employment of any of the named executive officers is voluntarily or involuntarily terminated (other than retirement, involuntary termination not "for cause" or layoff, as described below), no additional payments or benefits will accrue or be paid to the individual, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement under the headings "Summary Compensation Table," "Pension Benefits," and "Nonqualified Deferred Compensation." A voluntary or involuntary termination will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards.

          If one of the named executive officers had retired on March 31, 2012, a prorated amount of the executive officer's performance share awards for the fiscal year 2011-2013 and fiscal year 2012-2014 performance periods would be paid at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period. None of the current executive officers named in the Summary Compensation Table were retirement eligible on March 31, 2012. Other outstanding performance awards and unvested restricted stock awards would be forfeited. In the event of retirement, stock options generally are exercisable for three years to the extent exercisable on the date of retirement, but may not be exercised later than the expiration date of the stock options.

          If the named executive officer engages in certain specific activities before payment of the supplemental executive retirement plan benefit, the executive will forfeit the benefit provided under ATK's supplemental executive retirement plan, which is as described above in this proxy statement under the heading "Pension Benefits."

  Transition Agreement and General Release of Claims

          Mr. Ross resigned from the Company effective April 16, 2012. Mr. Ross's resignation was not related to any disagreement between Mr. Ross and the Company regarding ATK's business or operations, strategy, or statutory or regulatory reporting requirements or any violation or potential violation of law or regulation by the Company. In connection with Mr. Ross's resignation, the Company and Mr. Ross entered into an Agreement that includes a general release of claims by Mr. Ross in favor of the Company and confidentiality, non-disparagement, non-solicitation and cooperation undertakings by Mr. Ross. Mr. Ross also agreed to provide transition services to the Company, as requested by the Company, following his termination of employment. The Personnel and Compensation Committee of ATK's Board of Directors approved a lump-sum cash payment to Mr. Ross of $300,000, in consideration of Mr. Ross's execution of the Agreement and performance of the undertakings contained in the Agreement. The Committee also confirmed that Mr. Ross remained eligible to receive his fiscal year 2012 annual incentive compensation payment with respect to the applicable fiscal year 2012 financial performance goals, in accordance with the terms of ATK's Executive Officer Incentive Plan.

  Payments Made Upon Layoff

          If the employment of any of the named executive officers is terminated by ATK for convenience or a reduction in force due to lack of business or reorganization, the officer would be eligible for a lump sum payout equal to 12 months base salary, an additional $15,000 to defray health care costs, and an estimated $10,000 of outplacement services. In return, the officer is required to execute a general release of claims against ATK and agree to confidentiality, non-compete, non-solicitation, and non-disparagement provisions for the one-year severance period. If a breach of any of these post-employment restrictions occurs, ATK is entitled to stop payment on the severance benefit and recover payments already made.

          In the event of a layoff of any of the named executive officers, vesting is not accelerated for stock options. Stock options generally are exercisable for 90 days following such termination of employment to the extent exercisable on the date of termination of employment, but may not be exercised later than the expiration date of the stock options. Our standard restricted stock and performance award agreements provide for certain payments of the awards in the event of a layoff. Shares of restricted stock immediately vest, provided that at least one year has elapsed from the award date. For the named executive officers who have outstanding performance share awards for the fiscal year 2011-2013 and fiscal year 2012-2014 performance periods, a prorated amount of the officer's 2011-2013 and 2012-2014 performance awards would be paid at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period. Assuming that a termination of employment occurred on March 31, 2012 and assuming target performance for the fiscal year 2011-2013 performance period and target performance for the fiscal year 2012-2014 performance period, and using the closing market price of ATK common stock on March 30, 2012, the amounts of these performance share award payments for the executive officers named in the Summary

  Compensation Table who have outstanding awards would be: Mr. DeYoung, $1,589,990; Mr. Cohen, $0; Mr. Kahn, $181,167; Mr. Larson, $286,302; Mr. Ross, $320,200; and Mr. Sexton, $99,555. For Mr. Sexton, who has an outstanding performance cash award for the fiscal year 2012-2014 performance period, a prorated amount of his 2012-2014 performance award would be paid at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period. Assuming that a termination of employment occurred on March 31, 2012 and assuming target performance for the fiscal year 2012-2014 performance period, the amount of this performance award payment for Mr. Sexton would be $17,500. All other outstanding performance awards would be forfeited.

  Payments Made Upon Disability

          If the employment of any of the named executive officers who have received stock options, restricted stock or long-term incentive awards is terminated due to disability, our standard award agreements provide as follows:

  •
  Stock options generally are exercisable for three years following such termination of employment to the extent exercisable on the date of termination, but may not be exercised later than the expiration date of the stock options.

  •
  The vesting of shares of restricted stock will be accelerated.

  •
  A prorated amount of the executive officer's performance award will be paid at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment.

        The amounts of these payments are shown in the table below titled "Potential Payments Upon Disability, Death or Termination After a Change in Control."

Payments Made Upon Death

        If any of the named executive officers who have received stock options, restricted stock or other long-term incentive awards dies, the treatment of equity awards is similar to that outlined above for termination due to disability, except with respect to performance awards. Outstanding awards would be paid to the officer's estate as soon as administratively possible at the threshold performance level for the fiscal year 2011-2013 and fiscal year 2012-2014 performance periods. The payment would be prorated for the period of active service during the performance period.

        The amounts of these payments are shown in the table below titled "Potential Payments Upon Disability, Death or Termination After a Change in Control."

Potential Payments Upon Change in Control

        The purpose of the Alliant Techsystems Inc. Income Security Plan is to provide income security protection to certain executives of ATK in the event of a "qualifying termination" following a change in control of ATK. Generally, a "qualifying termination" is an involuntary termination of employment without "cause" or a voluntary termination of employment for "good reason." For purposes of the Income Security Plan, a "change in control" includes:

  •
  An acquisition of 40% or more of the voting power of securities entitled to vote in the election of directors;

  •
  The consummation of a reorganization, merger, asset sale, or other transaction that results in existing stockholders owning less than 60% of the Company's outstanding voting securities;

  •
  A change in a majority of the incumbent directors (including directors approved by a majority of the incumbents);

  •
  Approval by the stockholders of a complete liquidation or dissolution of the Company; or

  •
  Any other circumstance which the Board determines to be a change in control for purposes of this plan after giving due consideration to the nature of the circumstances then presented.

        The amounts of the payments that would be made to the current executive officers named in the Summary Compensation Table if a "qualifying termination" occurred on March 31, 2012 are shown in the table below titled "Potential Payments Upon Disability, Death or Termination After a Change in Control."

        Participation in the plan is limited to executive officers of ATK who are required to file reports of beneficial ownership of ATK securities with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "Section 16 Reporting Officers") and any employee selected by the Personnel and Compensation Committee of the Board of Directors to participate in the plan for the current fiscal year. Within the plan, participants are divided into two tiers with different levels of payments and benefits:

  •
  "Tier 1 Participants," who are ATK's President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, Chief Operating Officer (not a position used currently) and Senior Vice President and General Counsel; and

  •
  "Tier 2 Participants," who are all other Section 16 Reporting Officers and any employee selected by the Committee to participate in the plan for the current fiscal year.

        The plan does not have a tax gross-up provision, and the plan caps the benefits provided under the plan at the limit established under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code.

        In the event of a "qualifying termination," as defined in the Income Security Plan, each participant in the plan will receive:

  •
  base salary and other compensation earned through the date of termination to the extent not already paid;

  •
  a prorated portion of the annual cash incentive payment for the fiscal year in which the termination occurs, calculated based on (a) the target level of performance if the termination occurs within the first three quarters of the fiscal year or (b) the greater of projected performance or target performance if the termination occurs within the fourth quarter of the fiscal year;

  •
  immediate full vesting of any outstanding stock awards, other than performance vesting stock awards;

  •
  payment of outstanding performance vesting stock awards and long-term cash incentive plan awards at the target level of performance;

  •
  a cash payment equal to the value of perquisites that ATK would have provided for a period of one year following termination; and

  •
  payment for reasonable legal fees and expenses incurred in good faith by the participant to obtain benefits if ATK does not pay benefits under the plan.

        In the event a Tier 1 Participant has a "qualifying termination" within the first five years of service in his or her specific Tier 1 officer position, the Tier 1 Participant will also receive:

  •
  a cash payment equal to three times the participant's annual base salary and current annual cash incentive opportunity, assuming the target level of performance had been achieved;

  •
  a cash payment equal to three times the maximum 401(k) plan match and non-elective contribution (if applicable) the participant would have received for the calendar year in which the termination occurs;

  •
  a cash payment equal to the value of benefits that ATK would have provided to the participant under ATK's group health plan for a period of three years following termination; and

  •
  an additional supplemental retirement benefit equal to the increased benefit that the participant would have received for the additional age and service that would have been credited under ATK's supplemental retirement plan during the three-year period following the date of the termination, based on the current base salary and payments received under any annual incentive plan during the year preceding termination for the purpose of calculating recognizable compensation.

After five years of service in the specific Tier 1 officer position, each element of compensation payable to a Tier 1 Participant that is multiplied by three, as described above, will be reduced by an increment of 0.2 on each of the fifth through ninth anniversaries of the date of service in that position, for a total decrease from three times compensation to two times compensation over that five-year period.

        Effective May 2, 2012, the multiple for each of Mr. DeYoung and Mr. Cohen is 3 and the multiple for Mr. Ross is 2.4.

        Tier 2 Participants will also receive:

  •
  a cash payment equal to two times the participant's annual base salary and current annual cash incentive amount opportunity, assuming the target level of performance had been achieved;

  •
  a cash payment equal to two times the maximum 401(k) plan match and non-elective contribution (if applicable) the participant would have received for the calendar year in which the termination occurs;

  •
  a cash payment equal to the value of benefits that ATK would have provided to the participant under ATK's group health plan for a period of two years following termination; and

  •
  an additional supplemental retirement benefit equal to the increased benefit that the participant would have received for the additional age and service that would have been credited under ATK's supplemental retirement plan during the two-year period following the date of termination, based on the current base salary and payments received under any annual incentive plan during the year preceding termination for the purpose of calculating recognizable compensation.

        The cash payments described above (other than the supplemental retirement benefit) will be paid in a lump sum not later than the 15th day of the third calendar month following the date of a participant's "qualifying termination." The supplemental retirement benefit is paid the later of (a) six months following termination of employment or separation of service (as defined by Section 409A of the Internal Revenue Code) or (b) January 31 of the following calendar year. A participant is entitled to such benefits under the Income Security Plan in consideration of his or her execution of a separation agreement and general release of claims (the "Release"). ATK's obligation to provide benefits to a participant will be conditioned on the participant's continuing compliance with the confidentiality and non-disparagement, non-competition and non-solicitation covenants set forth in the Release and the covenants to provide services to ATK set forth in the Release. The obligations of the participants have a duration of three years for Tier 1 participants and two years for Tier 2 participants. If a breach of these post-employment restrictions occurs, ATK is entitled to injunctive relief and any other legal or equitable remedies.

Potential Payments Upon Disability, Death or Termination After a Change in Control

        The following table shows potential payments to the named executive officers upon disability and death or termination following a change in control. The amounts shown assume that the termination was effective March 31, 2012, the last business day of the fiscal year, and are estimates of the amounts that would be paid to the executive officers upon termination in addition to the base salary and annual incentive earned during fiscal year 2012 and any applicable retirement amounts payable to the executive officers discussed above under the heading "Pension Benefits" in this proxy statement. The actual amounts to be paid can only be determined at the actual time of an officer's termination.

		Payments Upon Death		Payments Upon Disability		Payments Upon Involuntary or Good Reason Termination After a Change in Control
Mark W. DeYoung	Severance Payment	—		—		5,940,000
	Severance Reduction	—		—		$(5,940,000)	(5)
	Equity
	Stock Options	—		—		$0	(3)
	Restricted Stock	$1,341,462	(1)	1,341,462	(1)	$1,341,462	(1)
	Performance Awards	$566,813	(2)	$1,589,990	(4)	$3,531,104	(6)
	Health and Welfare Benefits	—		—		$38,170	(7)
	Retirement (pension and 401(k) cash payment)	—		—		$3,708,882	(8)
	Perquisites	—		—		$50,000	(9)
	Gross-Up Payment	—		—		$0
	Total	$1,908,275		$2,931,452		$8,669,618
Neal S. Cohen	Severance Payment	—		—		$3,240,000
	Severance Reduction	—		—		$—
	Equity
	Stock Options	—		—		$0	(3)
	Restricted Stock	$947,118	(1)	$947,118	(1)	$947,118	(1)
	Performance Awards	—		—		$—
	Health and Welfare Benefits	—		—		$—
	Retirement (401(k) and DC SERP cash payment)	—		—		$130,950	(10)
	Perquisites	—		—		$40,000	(9)
	Gross-Up Payment	—		—		$0
	Total	$947,118		$947,118		$4,358,068
Michael A. Kahn	Severance Payment	—		—		$1,263,900
	Severance Reduction	—		—		$—
	Equity
	Stock Options	$0	(3)	$0	(3)	$0	(3)
	Restricted Stock	$305,682	(1)	$305,682	(1)	$305,682	(1)
	Performance Awards	$70,586	(2)	$181,167	(4)	$391,737	(6)
	Health and Welfare Benefits	—		—		$25,823	(7)
	Retirement (pension and 401(k) cash payment)	—		—		$267,990
	Perquisites	—		—		$30,000	(9)
	Gross-Up Payment	—		—		$0
	Total	$376,268		$486,849		$2,285,132

		Payments Upon Death		Payments Upon Disability		Payments Upon Involuntary or Good Reason Termination After a Change in Control
Blake E. Larson	Severance Payment	—		—		$1,392,600
	Severance Reduction	—		—		$—
	Equity
	Stock Options	$0	(3)	$0	(3)	$0	(3)
	Restricted Stock	$172,964	(1)	$172,964	(1)	$172,964	(1)
	Performance Awards	$106,284	(2)	$286,302	(4)	$604,948	(6)
	Health and Welfare Benefits	—		—		$16,998	(7)
	Retirement (pension and 401(k) cash payment)	—		—		$317,954
	Perquisites	—		—		$30,000	(9)
	Gross-Up Payment	—		—		$0
	Total	$279,248		$459,266		$2,535,464
Keith D. Ross	Severance Payment	—		—		$1,581,000
	Severance Reduction	—		—		$(168,576	)(5)
	Equity
	Stock Options	$0	(3)	$0	(3)	$0	(3)
	Restricted Stock	$176,523	(1)	$176,523	(1)	$176,523	(1)
	Performance Awards	$117,298	(2)	$320,200	(4)	$688,047	(6)
	Health and Welfare Benefits	—		—		$33,080	(7)
	Retirement (pension and 401(k) cash payment)	—		—		$291,206
	Perquisites	—		—		$20,000	(9)
	Gross-Up Payment	—		—		$0
	Total	$293,821		$496,723		$2,621,280
Thomas G. Sexton	Severance Payment	—		—		$826,138
	Severance Reduction	—		—		$—
	Equity
	Stock Options	$0	(3)	$0	(3)	$0	(3)
	Restricted Stock	$350,890	(1)	$350,890	(1)	$350,890	(1)
	Performance Awards	$40,376	(2)	$99,555	(4)	$205,742	(6)
	Cash Long-Term Incentive	$4,375		$17,500		$52,500	(11)
	Health and Welfare Benefits	—		—		$27,902	(7)
	Retirement (pension and 401(k) cash payment)	—		—		$195,851
	Perquisites	—		—		$—
	Gross-Up Payment	—		—		$0
	Total	$395,641		$467,945		$1,659,023

(1)
Values are determined by multiplying the number of shares of restricted stock by the closing market price of ATK common stock on March, 30, 2012, the last business day of the fiscal year.

(2)
Estimates for the performance awards for the fiscal year 2011-2013 and fiscal year 2012-2014 performance periods assume payout at the threshold performance level, consistent with the terms of the Award Agreements. The value represents a prorated number of shares based on the period of employment during the performance period. The value was determined by multiplying the number of shares payable by $50.12, the closing market price of a share of ATK common stock on March 30, 2012, the last business day of the fiscal year.

(3)
Values are determined by multiplying the number of options by the spread between the option price and closing market price of a share of common stock on March 30, 2012, the last business day of the fiscal year. As of March 31, 2012, the options had no value because the closing market price of ATK common stock on March 30, 2012 was lower than any of the option exercise prices.

(4)
Estimates for the performance awards for the fiscal year 2011-2013 and fiscal year 2012-2014 performance periods assume payout at the target performance level and is prorated based on the period of employment during the performance period. The value was determined by multiplying the number of shares payable by $50.12, the closing market price of a share of ATK common stock on March 30, 2012, the last business day of the fiscal year. The performance awards would be paid at the end of the performance period and based on the actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period.

(5)
Under the terms of the Income Security Plan, benefits in excess of the limit established under Section 280G of the Internal Revenue Code are reduced such that the total severance benefit equals the Section 280G limit, beginning with the cash severance payment.

(6)
Estimates for the performance awards for the fiscal year 2011-2013 and fiscal year 2012-2014 performance periods assume payout at the target performance level, consistent with the terms of the Income Security Plan. The value was determined by multiplying the number of shares payable by $50.12, the closing market price of a share of ATK common stock on March 30, 2012, the last business day of the fiscal year.

(7)
For purposes of quantifying health and welfare benefits, ATK's annual premium cost was multiplied by three for Mr. DeYoung, multiplied by two and four-tenths for Mr. Ross, and multiplied by two for each of Mr. Larson, Mr. Kahn and Mr. Sexton. No amount is shown for Mr. Cohen because he is not enrolled in ATK's health and welfare benefit plans.

(8)
The amount reflects a reduction of $5,081,287 in Mr. DeYoung's Supplemental Executive Retirement Benefit in order to limit Mr. DeYoung's severance benefits to the amount determined by Section 280G of the Internal Revenue Code.

(9)
Perquisites consist of a flexible perquisite allowance.

(10)
Mr. Cohen participates in ATK's 401(k) Plan and the Alliant Techsystems Inc. Supplemental Defined Contribution Plan (the "DC SERP"). ATK's 401(k) Plan provides matching contributions and non-elective contributions using eligible pay up to the IRS salary limits. The DC SERP provides a non-elective contribution for eligible pay that exceeds the IRS salary limits. The amount in the table above reflects a maximum matching contribution of 4.5% of eligible pay up to the IRS salary limits for each of the three years following termination (a total of $33,750) plus the non-elective contributions of 3% of eligible pay up to the IRS salary limits for each of those three years (a total of $22,500). The amount also reflects a non-elective contribution of 3% of eligible pay in excess of the IRS salary limits provided under the DC SERP (a total of $74,700).

(11)
The estimate for the cash long-term incentive award for the fiscal year 2012-2014 performance period assumes payout at the target performance level, consistent with the terms of the Income Security Plan.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In accordance with applicable proxy regulations, we are asking our stockholders to approve the following advisory resolution on our executive compensation as disclosed in this proxy statement:

  RESOLVED, that the compensation paid to ATK's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the

  Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

        The Personnel and Compensation Committee of our Board of Directors believes that the compensation for the fiscal year ended March 31, 2012 of our executive officers named in the Summary Compensation Table is reasonable and appropriate, and is designed to ensure that management's interests are aligned with our stockholders' interests for long-term value creation.

        We urge our stockholders to read the "Compensation Discussion and Analysis" section of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative in this proxy statement, which provide detailed information on ATK's compensation policies and practices and the compensation of our named executive officers.

        This advisory vote, commonly referred to as "say on pay," is non-binding on our Board of Directors. Although non-binding, the Personnel and Compensation Committee of the Board will take into account the results of the say-on-pay vote, as applicable, when considering future executive compensation arrangements.

        In connection with last year's Annual Meeting of Stockholders of ATK on August 2, 2011, ATK's Board of Directors recommended, and stockholders overwhelmingly approved, an annual say-on-pay vote. Accordingly, ATK will conduct future say-on-pay votes every year, with the next such voting opportunity occurring in connection with ATK's Annual Meeting of Stockholders in 2013.

        Our Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

PROPOSAL 3
APPROVAL OF ALLIANT TECHSYSTEMS INC.
2005 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED

Proposed Amendments

        We are asking our stockholders to approve an amendment and restatement of the Alliant Techsystems Inc. 2005 Stock Incentive Plan (the "Plan"). The Plan provides for the grant of stock-based awards to employees, officers and non-employee directors of the Company as determined by the Personnel and Compensation Committee (the "Committee") of the Board of Directors. The Plan is the sole active plan for providing equity compensation to eligible employees and non-employee directors of ATK. The Plan does not have enough shares remaining for us to be able to grant sufficient long-term equity awards to our officers and employees in 2013. The primary purposes of amending the Plan are to

  •
  increase the number of shares of common stock available for issuance under the Plan by 1,600,000 shares, and

  •
  add a fungible share-counting provision stating that "full-value awards" (awards settled in stock, other than stock options and stock appreciation rights) will be counted against the reserve of shares available for issuance under the Plan as 2.38 shares for every one share actually issued in connection with the award.

        The Plan was originally approved by our stockholders at the annual meeting of stockholders in August 2005. In July 2007, our stockholders approved an amendment and restatement of the Plan that reallocated shares authorized for grants of stock options to additional shares authorized for grants of performance awards. The 2007 amendments resulted in a reduction in the total number of shares authorized for awards under the Plan from 3,000,000 to 1,532,360 because of the intended long-term incentive design to use "full value" share awards. In August 2009, our stockholders approved another amendment and restatement of the Plan. The primary purpose of the 2009 amendments was to increase the total number of shares authorized for awards under the Plan from 1,532,360 to 2,382,360, including an increase in the number of shares authorized for performance awards, restricted stock awards, restricted stock units, dividend equivalents and other stock awards (as defined in the Plan) from 1,500,000 to 2,350,000.

        In May 2012, the Board of Directors approved the further amendment and restatement of the Plan, subject to stockholder approval. Specifically, the amendments provide for:

  •
  an increase in the total number of shares authorized for awards under the Plan from 2,382,360 to 3,982,360;

  •
  the addition of the fungible share-counting provision mentioned above, under which "full-value awards" (i.e., awards other than stock options and stock appreciation rights) will be counted against the reserve of shares available for issuance under the Plan as 2.38 shares for every one share actually issued in connection with the award;

  •
  clarification, consistent with ATK's current practice, that the Plan does not have "liberal share counting" provisions with respect to stock appreciation rights and stock options (i.e., the total number of shares for which the award is exercised will be counted against the reserve of shares available for issuance under the Plan, not the net number of shares actually issued upon exercise);

  •
  the addition of a provision stating that all awards granted under the Plan are subject to ATK's clawback and recoupment policies;

  •
  clarification that dividend equivalents shall not be granted with respect to stock options and stock appreciation rights, and that dividend equivalents granted with respect to performance awards shall not be distributed during the performance period or to the extent that any such performance award is otherwise unearned;

  •
  an addition to the list of performance goals that the Committee may select from in establishing incentives for performance awards, and an addition to the list of events (also called adjustment factors) that the Committee may specify as having no positive or negative impact on the calculation of the achievement of performance goals;

  •
  clarification of the time period for establishing performance goals in compliance with Section 162(m) of the Internal Revenue Code in the event of a hiring or promotion of a new officer who may be subject to Section 162(m) (Section 162(m) is described in more detail below);

  •
  elimination of stock awards (awards of stock without any restrictions attached to them and which only may be granted to pay annual bonuses in lieu of cash bonuses) as a type of award that may be granted under the Plan; and

  •
  other clarifying, conforming and minor technical changes to the Plan.

        The proposed amendments do not change the compensation and governance best practices already included in the Plan, such as no repricings of stock options or stock appreciation rights, no discounted stock options or stock appreciation rights, no reload options, no loans, a prohibition on share replenishment under the Plan, and significant limitations on the transferability of awards.

Approval of the Amended and Restated Plan for Purposes of Section 162(m) of the Internal Revenue Code

        The Plan has been structured in such a manner that equity awards granted under the Plan will satisfy the requirements of "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility of compensation in excess of

$1,000,000 paid to certain executive officers, unless such compensation qualifies as "performance-based compensation." One of the requirements of performance-based compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by the stockholders. For purposes of Section 162(m), the material terms include the employees eligible to receive compensation, a description of the performance criteria on which performance goals may be based, and the maximum amount of compensation that can be paid to an employee under performance-based awards. Each of these items is discussed below, and the full text of the amended and restated Plan is attached as Appendix A to this proxy statement. Stockholder approval of the amended and restated Plan also will constitute re-approval of the material terms of the Plan for purposes of the approval requirements of Section 162(m) of the Internal Revenue Code.

Summary of the Amended and Restated Plan

        The material terms of the amended and restated Plan are summarized below, and the full text of the amended and restated Plan is attached as Appendix A to this proxy statement. The amended and restated Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation for certain awards under the Plan. The amended and restated Plan would become effective upon stockholder approval of the Plan at the Annual Meeting. If the amended and restated Plan is not approved by stockholders, the existing Plan would remain in effect, but ATK would be limited in its ability to grant equity awards in the future as a key component of its long-term incentive compensation program.

Purpose of the Plan

        Our Board of Directors believes that ATK's success depends in large measure on our ability to recruit and retain highly qualified employees, officers and non-employee directors who are capable of assuring the future success of the Company. We expect that awards of stock-based compensation and opportunities for stock ownership in ATK provide incentives to our employees, officers and non-employee directors to exert their best efforts for the success of our business and thereby align their interests with those of our stockholders.

Shares Available for Awards

        If the amended and restated Plan is approved by stockholders, the aggregate number of shares of ATK common stock that may be issued under all stock-based awards granted under the Plan would be 3,982,360. As of June 11, 2012, an aggregate of 1,253,053 shares have already been issued under the Plan (including 271,251 shares of unvested restricted stock), 896,263 shares have been reserved for issuance pursuant to awards of stock options, performance shares and deferred stock units, and 233,044 shares remain available for future awards.

        The proposed amendments to the Plan authorize an additional 1,600,000 shares for awards under the Plan, but such awards would be subject to a fungible share-counting provision. In addition, the shares remaining available for future awards under the Plan would be subject to the fungible share-counting provision. Under the fungible share-counting provision, each share issued pursuant to an award of options or stock appreciation rights will reduce the aggregate Plan limit by one share and each share issued pursuant to a full-value award (i.e., an award other than options or stock appreciation rights) will reduce the aggregate Plan limit by 2.38 shares. For example, if ATK granted 100 shares of restricted stock under the Plan, 238 shares would be charged against the Plan limit with respect to that award. Furthermore, any shares underlying such full-value award that become available for future grant under the Plan (e.g., as a result of cancellation or forfeiture) will be added back to the Plan in an amount equal to 2.38 shares for each share subject to such award.

        In addition, certain awards would be subject to limitations as follows:

  •
  No person may be granted performance awards in excess of 150,000 shares in the aggregate in any calendar year.

  •
  No person may be granted stock options, stock appreciation rights or any other award, the value of which is based solely on an increase in the value of ATK common stock after the date of grant of the award, of more than 100,000 shares in the aggregate in any calendar year.

  •
  Non-employee directors as a group may not be granted awards in the aggregate for more than 5% of the shares available under the Plan.

  •
  The maximum number of shares available for granting incentive stock options is 100,000 shares.

        In the event of an equity restructuring of the Company that causes the per-share fair value of the Company's stock to change (e.g., a stock dividend, stock split, spinoff, etc.), the Committee is required to make corresponding equitable adjustments to the share limits described above, the number and type of shares subject to outstanding awards, and the purchase or exercise price of outstanding awards. In the case of any other corporate transaction or event that occurs, the Committee may make similar adjustments in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Plan.

        Shares that are subject to awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan. The Company may not add back shares to the number of shares authorized under the Plan if the Company reacquires shares as a result of the tender or withholding of shares in payment of the purchase or exercise price or the tax withholding amount relating to an award. In addition, if stock appreciation rights are settled in shares upon exercise, the total number of shares subject to the award rather than the number of shares actually issued upon exercise will be counted against the number of shares authorized under the Plan.

Eligibility

        Employees, officers and non-employee directors of ATK or its affiliates are eligible to receive awards under the Plan. As of June 11, 2012, approximately 16,500 employees and officers are eligible as a class to be selected by the Committee to receive awards under the Plan. However, the Committee has not made and does not intend to make awards under the Plan to a broad base of employees. As of June 11, 2012, the Company has nine non-employee directors.

Administration

        The Personnel and Compensation Committee of the Board of Directors administers the Plan. The Committee selects the persons who shall receive awards, determines the number of shares subject to the award, and establishes the terms and conditions of the awards, consistent with the terms of the Plan. Subject to the provisions of the Plan, the Committee may specify the circumstances under which the exercisability or vesting of awards may be accelerated or whether awards or amounts payable under awards may be deferred. The Committee has determined, under the terms of the award agreements for the executive officers and certain other key employees, that no acceleration of vesting of equity awards will occur in connection with a change in control of the Company unless the participant has a "qualifying termination" of employment. See the discussion of the change in control provisions in this proxy statement under the heading "Executive Compensation—Potential Payments Upon Termination or Change in Control." The Committee may waive or amend the terms of an award, consistent with the terms of the Plan, but the Committee may not reprice a stock option or stock appreciation right, whether through amendment, cancellation and replacement grant, or exchange for cash or any other awards. The Committee has the authority to interpret the Plan and establish rules for the administration of the Plan.

        The Committee may delegate its powers and duties under the Plan to one or more directors, including a director who is also an officer of ATK, except that the Committee may not delegate its power to grant awards to executive officers or directors who are subject to Section 16 of the Securities Exchange Act of 1934 or in a way that would violate Section 162(m) of the Internal Revenue Code. The Board of Directors also may exercise the powers of the Committee at any time, so long as its actions would comply with Section 162(m) of the Internal Revenue Code.

Types and Terms of Awards

        The Plan permits the granting of:

  •
  stock options (including both incentive and non-qualified stock options),

  •
  stock appreciation rights ("SARs"),

  •
  restricted stock and restricted stock units,

  •
  dividend equivalents,

  •
  performance awards (which may be "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code), and

  •
  other stock-based awards.

        The exercise price per share under any stock option, the grant price of any SAR, and the purchase price of any security that may be purchased under any other stock-based award may not be less than 100% of the fair market value of ATK common stock on the date of grant, unless the award is granted in substitution for an award previously granted by an entity that is acquired by or merged with ATK or a subsidiary of ATK. Unless otherwise determined by the Committee, the fair market value of shares on a given date will be the closing sale price of ATK common stock on the New York Stock Exchange as reported in the consolidated transaction reporting system on that date.

        The term of awards will be no more than 10 years.

        Awards may be granted to participants for no cash consideration or for cash or other consideration required by the Committee or applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of ATK common stock, cash, other securities or property, or any combination thereof, as the Committee determines. All awards granted under the Plan shall be subject to ATK's clawback or recoupment policies, share trading policies and other applicable policies implemented by ATK from time to time.

        The Plan provides that an award will be evidenced by a written agreement or other document containing the terms and conditions of the award.

        Stock Options.    The holder of an option is entitled to purchase a number of shares of ATK common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in securities or other property having a fair market value on the exercise date equal to the exercise price.

        Stock Appreciation Rights.    The holder of an SAR will be entitled to receive the excess of the fair market value of one share of ATK common stock on the date of exercise over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.

        Restricted Stock and Restricted Stock Units.    The holder of restricted stock owns shares of ATK common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a time period specified by the Committee. The holder of restricted stock units has the right, subject to any restrictions imposed by the Committee, to receive shares of ATK common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee. The minimum vesting period for these awards is one year from the date of grant, but the Committee may permit accelerated vesting in the case of a participant's death, disability or retirement or a change in control of ATK. See the discussion in this proxy statement under the heading "Executive Compensation—Potential Payments Upon Termination or Change in Control." If the participant's employment or service as a director terminates during the restriction period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Committee determines that it would be in the Company's best interest to waive in whole or in part any or all of the remaining restrictions.

        Dividend Equivalents.    The holder of a dividend equivalent is entitled to receive payments (in cash, shares of ATK common stock, other securities or other property) equivalent to the amount of any cash dividends paid by ATK to stockholders with respect to a number of shares determined by the Committee. Dividend equivalents shall not be granted with respect to stock options and stock appreciation rights, and dividend equivalents granted with respect to performance awards shall not be distributed during the performance period or to the extent that any such performance award is otherwise unearned.

        Performance Awards and Performance Goals.    The Committee may grant awards payable in shares of ATK common stock or cash conditioned on the achievement of performance goals established by the Committee. These performance awards are intended to be deductible by ATK under Section 162(m) of the Internal Revenue Code. Accordingly, in the case of the chief executive officer and certain other highly-compensated executive officers, the performance awards are intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code so that they are considered "performance-based compensation." In order to qualify as "performance-based compensation" under Section 162(m), the performance awards for these executive officers will be conditioned solely on the achievement of one or more objective performance goals established by the Committee.

        In the case of executive officers, the Committee determines the length of the performance period (or, if different, the period of service), establishes the performance goals for the performance period, and determines the amounts of the performance awards and any other terms and conditions of the awards no later than 90 days after the beginning of each performance period (or in any event, no later than the elapsing of 25% of the period of service to which the performance goals relate). Performance goals will be based on one or more of the following criteria: sales or revenues (including, without limitation, sales or revenue growth); gross profit; income before interest and taxes; income before interest, taxes, depreciation and amortization; net income; net income from operations; operating results excluding pension mark-to-market; earnings per share; return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); productivity ratios; expense or cost reduction measures; margins; operating efficiency; market share; orders; customer satisfaction; working capital targets; budget comparisons; implementation or completion of specified projects or processes; the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); share price (including, without limitation, growth in share price and total stockholder return); profitability of an identifiable business unit or product; economic profit or economic value added; or cash value added. In addition, in establishing the goals, the Committee may specify that the achievement of the performance goals will be calculated without regard to the negative or positive effect of certain events, including, without limitation, any of the following: charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the

Internal Revenue Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and foreign currency exchange gains or losses.

        The performance goals may relate to ATK, one or more of its subsidiaries or one or more of its divisions or units, or any combination of these, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination of these, as determined by the Committee. The Committee is required to certify that the applicable performance goals have been met for the executive officers prior to payment of any performance awards to them.

        Other Stock-Based Awards.    The Committee is authorized to grant other types of awards that are denominated or payable in or otherwise related to ATK common stock, subject to terms and conditions determined by the Committee.

Tax Withholding

        The Committee, in its discretion and upon terms and conditions it may adopt, may require the Company to withhold shares of ATK common stock, or permit participants receiving or exercising awards to surrender shares of ATK common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant), to satisfy the minimum statutory withholding taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an award.

Transferability of Awards

        Awards may be transferred only by will or by the laws of descent and distribution or by transfer back to the Company, including a transfer of an award (other than stock options) in connection with a deferral election under a Company deferred compensation plan. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted or, if permissible under applicable law, the participant's guardian or legal representative.

Term, Termination and Amendment

        The Plan terminates at midnight on August 1, 2015, unless terminated before then by the Board of Directors. Awards may not be granted after the termination of the Plan, but the Plan will remain in effect as long as Awards are outstanding under the Plan. The Board of Directors may amend or terminate the Plan at any time, except that prior stockholder approval will be required for any amendment to the Plan that:

  •
  requires stockholder approval under the rules or regulations of the New York Stock Exchange, any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to ATK;

  •
  increases the number of shares authorized under the Plan (except in the case of a stock split or other recapitalization);

  •
  increases the number of shares subject to the award limitations described above under "Shares Available for Awards" (except in the case of a stock split or other recapitalization);

  •
  permits repricing of outstanding stock options or SARs, whether through amendment, cancellation and replacement grant, or exchange for cash or any other awards (except in the case of a stock split or other recapitalization);

  •
  permits the award of stock options or SARs with an exercise price less than 100% of the fair market value of a share of ATK common stock contrary to the provisions of the Plan; or

  •
  would cause awards under the Plan to be nondeductible under Section 162(m) of the Internal Revenue Code.

        Subject to the provisions of the Plan, the Committee may not amend any outstanding award without the participant's consent if the action would adversely affect the participant's rights.

Federal Income Tax Consequences

        Grant of Options and SARs.    The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

        Exercise of Options and SARs.    Upon exercise of a non-qualified stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of ATK common stock acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction. Upon exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of ATK common stock received are taxable to the recipient as ordinary income and generally deductible by the Company.

        Disposition of Shares Acquired Upon Exercise of Options and SARs.    The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

        Awards Other than Options and SARs.    As to other awards granted under the Plan that are payable either in cash or shares of ATK common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of the (i) fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount.

        As to an award that is payable in shares of ATK common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award pursuant to the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount.

        Income Tax Deduction.    Subject to the usual rules concerning reasonable compensation, including the Company's obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the Plan are "qualified performance-based compensation" within the meaning of Section 162(m) of the

Internal Revenue Code, the Company generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Plan.

Plan Benefits

        The table below shows the aggregate number of shares allocated or awarded under the Plan during the fiscal year ended March 31, 2012 to each executive officer named in the Summary Compensation Table in this proxy statement and each group specified below. Amounts shown for performance awards reflect the maximum number of shares reserved for payment of performance awards, but the actual number of shares that ultimately may be received by officers and employees depends on the achievement by ATK of specified performance goals and other terms established by the Committee. Additional information regarding grants of equity awards is contained in the Grants of Plan-Based Awards table and the footnotes to the Director Compensation table in this proxy statement. The amounts and types of awards that will be granted in the future under the Plan are not determinable because the Committee in its discretion will make such determinations.

	Number of Shares Subject to Awards
Name or Group	Performance Awards	Restricted Stock or Deferred Stock Units	Stock Options
Mark W. DeYoung	53,531	26,765	58,915
Neal S. Cohen	21,130	18,897	23,256
Michael A. Kahn	6,198	3,099	6,822
Blake E. Larson	6,903	3,451	7,597
Keith D. Ross	7,043	3,522	7,752
Thomas G. Sexton	0	7,001	0
John L. Shroyer	0	0	0
All Current Executive Officers as a Group	104,736	61,756	115,273
Non-Employee Directors as a Group	0	12,078	0
All Employees Who Are Not Executive Officers, as a Group	26,992	149,777	20,388

        The closing price of a share of ATK common stock on the New York Stock Exchange as reported in the consolidated reporting system on June 11, 2012 was $47.48.

Equity Compensation Plan Information

        The following tables give information about ATK common stock that may be issued upon the exercise of options, warrants and rights under each of ATK's existing equity compensation plans as of June 11, 2012 and as of the end of ATK's most recently completed fiscal year (March 31, 2012).

 Equity Compensation Plan Information as of June 11, 2012

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
1990 Equity Incentive Plan(1)				—
Stock Options	133,726	$58.47
Deferred Compensation(2)	70,334
Non-Employee Director Restricted Stock Plan(1)				—
Deferred Compensation(2)	9,474
2005 Stock Incentive Plan(3)				233,044
Stock Options	159,025	62.09
Performance Awards(4)	636,233
Deferred Compensation(2)	101,005
Equity compensation plans not approved by security holders:
2000 Stock Incentive Plan(1)				—
Stock Options	16,575	55.18

Total	1,126,372	$60.15	(5)	233,044

(1)
No additional awards may be granted under this plan.

(2)
Shares reserved for payment of deferred stock units in accordance with the terms of the plan.

(3)
Under the 2005 Stock Incentive Plan, no more than 2,350,000 shares are available for performance awards, restricted stock awards, restricted stock units, dividend equivalents, and stock awards, and of that number only 50,000 shares may be issued as stock awards. No more than 119,118 shares in the aggregate may be granted pursuant to awards to non-employee directors of ATK.

(4)
Shares reserved for issuance in connection with outstanding performance awards. The amount shown assumes the maximum payout of the performance shares based on achievement of the highest level of performance. The actual number of shares to be issued depends on the performance levels achieved for the respective performance periods.

(5)
The weighted-average remaining term for all outstanding stock options is 4.3 years.

 Equity Compensation Plan Information as of March 31, 2012

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
1990 Equity Incentive Plan(1)				—
Stock Options	214,286	$62.38
Deferred Compensation(2)	73,067
Non-Employee Director Restricted Stock Plan(1)				—
Deferred Compensation(2)	9,474
2005 Stock Incentive Plan(3)				99,360
Stock Options	171,661	61.70
Performance Awards(4)	750,277
Deferred Compensation(2)	101,533
Equity compensation plans not approved by security holders:
2000 Stock Incentive Plan(1)				—
Stock Options	32,175	61.27

Total	1,352,473	$62.02	(5)	99,360

(1)
No additional awards may be granted under this plan.

(2)
Shares reserved for payment of deferred stock units in accordance with the terms of the plan.

(3)
Under the 2005 Stock Incentive Plan, no more than 2,350,000 shares are available for performance awards, restricted stock awards, restricted stock units, dividend equivalents, and stock awards, and of that number only 50,000 shares may be issued as stock awards. No more than 119,118 shares in the aggregate may be granted pursuant to awards to non-employee directors of ATK.

(4)
Shares reserved for issuance in connection with outstanding performance awards. The amount shown assumes the maximum payout of the performance shares based on achievement of the highest level of performance. The actual number of shares to be issued depends on the performance levels achieved for the respective performance periods.

(5)
The weighted-average remaining term for all outstanding stock options is 2.7 years.

        Summary of 2000 Stock Incentive Plan.    The 2000 Stock Incentive Plan (the "2000 Plan") is administered by the Personnel and Compensation Committee of ATK's Board of Directors. ATK stopped granting options and all other awards under the 2000 Plan in January 2004 and is only continuing the plan for the exercise, payment or forfeiture of awards granted in or before January 2004. Under the 2000 Plan, all employees (other than officers and directors), consultants, and independent contractors providing services to ATK or its affiliates were eligible to receive awards. The Committee designated the participants who received awards, determined the types and amounts of awards granted, and determined the terms and conditions of awards granted, subject to the provisions of the 2000 Plan. Awards granted under the 2000 Plan consisted of stock options, restricted stock, and performance awards. Options granted under the 2000 Plan have an exercise price equal to the fair market value of ATK's common stock on the date of grant. Options granted under the 2000 Plan prior to January 2004 vested in three equal annual installments and have a term of 10 years. Options granted in January 2004, none of which are still outstanding, vested after three years and had a term of seven years. If an option holder's employment terminates, the option remains exercisable for a fixed period of time, as determined by the Committee, up to the remainder of the option's term. Payment of the exercise price of an option may be made in cash or in shares of ATK common stock previously acquired by the option holder.

Board Recommendation

        Our Board of Directors recommends a vote FOR approval of the Alliant Techsystems Inc. 2005 Stock Incentive Plan, as Amended and Restated. Proxies will be voted FOR the proposal unless otherwise specified.

AUDIT COMMITTEE REPORT

        The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards. In addition, the Board of Directors has determined that each of Douglas L. Maine, Roman Martinez IV, Mark H. Ronald and William G. Van Dyke is an "audit committee financial expert," as defined under applicable federal securities law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website. The Audit Committee has sole authority to appoint, terminate or replace the Company's independent registered public accounting firm, which reports directly to the Audit Committee.

        The Audit Committee reviews the Company's financial statements and the Company's financial reporting process. Management has the primary responsibility for the Company's financial statements and internal control over financial reporting, as well as disclosure controls and procedures.

        In this context, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent registered public accounting firm, the Company's audited consolidated financial statements for the fiscal year ended March 31, 2012. In addition, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Audit Committee has received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm's independence.

        Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K, for the fiscal year ended March 31, 2012, filed with the Securities and Exchange Commission.

Audit Committee
Douglas L. Maine, Chair
April H. Foley
Roman Martinez IV
Mark H. Ronald
William G. Van Dyke

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP acts as ATK's independent registered public accounting firm and also provides certain other services.

        Annually, the Audit Committee reviews and pre-approves the audit services to be provided by our independent registered public accounting firm (independent auditors) for the fiscal year, including the financial plan for the audit fees and services. In addition, the Audit Committee annually provides pre-approval for designated types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee, subject to an annual dollar limitation and other terms specified by the Committee in its pre-approval policy. In accordance with the pre-approval policy, ATK's Chief Financial Officer reports to the Audit Committee at each regular meeting of the Committee the specific services provided by the independent auditor and the dollar amounts of fees paid for such services since the last Committee meeting. Any other service to be provided by the independent auditor requires specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chair of the Committee the authority to grant pre-approvals. Any pre-approval by the Chair of the Audit Committee is presented to the full Committee at its next scheduled meeting.

        The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by Deloitte & Touche LLP for each of the last two fiscal years. All fees were pre-approved by the Audit Committee or the Chair of the Audit Committee.

	Fiscal Year Ended 3/31/2012	Fiscal Year Ended 3/31/2011
Audit Fees	$1,663,000	$1,790,500
Audit-Related Fees	1,286,333	233,014
Tax Fees	240,489	368,941
All Other Fees	0	0

Total Fees	$3,189,822	$2,392,455

        The Audit Fees billed or to be billed for the fiscal years ended March 31, 2012 and 2011 were for professional services rendered for audits of the annual consolidated financial statements and internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and reviews of the quarterly financial statements.

        The Audit-Related Fees billed in the fiscal year ended March 31, 2012 were primarily for services relating to due diligence for strategic initiatives, employee benefit plan audits and research tools. The audit-related fees billed in the fiscal year ended March 31, 2011 were primarily for services relating to employee benefit plan audits and the filing with the Securities and Exchange Commission of a Current Report on Form 8-K to disclose ATK's new organizational structure.

        The Tax Fees billed in each of the fiscal years ended March 31, 2012 and 2011 were for services related to tax compliance, tax advice and tax planning.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has appointed Deloitte & Touche LLP as ATK'S independent registered public accounting firm to audit ATK's financial statements for the fiscal year ending March 31, 2013. Stockholders are asked to ratify this appointment. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.

        Our Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as ATK's independent registered public accounting firm.

 FUTURE STOCKHOLDER PROPOSALS

Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals

        If you would like to submit a proposal for us to include in the proxy statement for our 2013 annual meeting, you must comply with Rule 14a-8 under the Securities Exchange Act of 1934. You must also make sure that we receive your proposal at our executive offices (sent c/o Corporate Secretary) by February 21, 2013. Any stockholder proposal included in our proxy statement will also be included on our form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.

Stockholder Director Nominations

        If you would like to recommend a person for consideration as a nominee for election as a director at our 2013 annual meeting, you must comply with the advance notice provisions of our Bylaws. These provisions require that we receive your nomination at our executive offices (sent c/o Corporate Secretary) no earlier than March 23, 2013, and no later than April 22, 2013. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading "Corporate Governance—Meetings of the Board and Board Committees—Nominating and Governance Committee."

Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals

        If you would like to present a proposal at our 2013 annual meeting without including it in our proxy statement, you must comply with the advance notice provisions of our Bylaws. These provisions require that we receive your proposal at our executive offices (sent c/o Corporate Secretary) no earlier than March 23, 2013, and no later than April 22, 2013. If we receive an eligible proposal that is not included in our proxy statement, the persons named in our proxy for the 2013 annual meeting will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Securities Exchange Act of 1934.

General Information

        If the presiding officer at the 2013 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of our Bylaws, the proposal or nomination will be ruled out of order and not acted upon.

        The above information is only a summary of some of the requirements of the advance notice provisions of our Bylaws. If you would like to receive a copy of the provisions of our Bylaws setting forth all of these requirements, you should write to our executive offices, c/o Corporate Secretary.

By Order of the Board of Directors,
Doris K. Tuura Secretary

June 21, 2012

APPENDIX A

ALLIANT TECHSYSTEMS INC.
2005 STOCK INCENTIVE PLAN
(As Amended and Restated Effective August 7, 2012)

        Section 1.    Purpose of the Plan; Effect on Prior Plans.

          (a)    Purpose of the Plan.    The purpose of the Plan is to aid the Company in recruiting and retaining employees, officers and non-employee Directors capable of assuring the future success of the Company through the grant of Awards to such persons under the Plan. The Company expects that Awards of stock-based compensation and opportunities for stock ownership in the Company will provide incentives to Plan participants to exert their best efforts for the success of the Company's business and thereby align the interests of Plan participants with those of the Company's stockholders.

          (b)    Effect on Prior Plans.    From and after the date of stockholder approval of the Plan on August 2, 2005, no awards have been granted under the Company's Amended and Restated 1990 Equity Incentive Plan, as amended, and all outstanding awards previously granted under that plan have remained outstanding in accordance with their terms. From and after the date of stockholder approval of the Plan on August 2, 2005, the remaining shares authorized under the Company's Management Compensation Plan have not been awarded or issued. The Company's Amended and Restated Non-Employee Director Restricted Stock Plan has remained in effect from and after the date of stockholder approval of the Plan on August 2, 2005, but no restricted stock awards have been made under that plan after August 6, 2006. The stockholder approval of the amended and restated Plan on August 7, 2012 ensures that stockholders shall not be required to reapprove the Performance Goals prior to the expiration of the Plan on August 1, 2015.

        Section 2.    Definitions.

        The following capitalized terms used in the Plan have the meanings set forth in this Section:

          (a)   "Affiliate" means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

          (b)   "Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Performance Award, Stock Award or Other Stock-Based Award granted under the Plan.

          (c)   "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

          (f)    "Committee" means the Personnel and Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

          (g)   "Company" means Alliant Techsystems Inc., a Delaware corporation.

          (h)   "Director" means a member of the Board.

          (i)    "Dividend Equivalent" means any right granted under Section 6(d) of the Plan.

          (j)    "Eligible Person" means any employee, officer or non-employee Director of the Company or any Affiliate whom the Committee determines to be an Eligible Person.

          (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l)    "Fair Market Value" means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the New York Stock Exchange as reported in the consolidated transaction reporting system on such date or, if such Exchange is not open for trading on such date, on the most recent preceding date when such Exchange is open for trading.

          (m)  "Incentive Stock Option" means an option granted under Section 6(a) of the Plan that is intended to meet the rules and requirements of Section 422 of the Code or any successor provision.

          (n)   "Non-Qualified Stock Option" means an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

          (o)   "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

          (p)   "Other Stock-Based Award" means any right granted under Section 6(g) of the Plan.

          (q)   "Participant" means an Eligible Person who is designated by the Committee to be granted an Award under the Plan.

          (r)   "Performance Award" means any right granted under Section 6(e) of the Plan.

          (s)   "Performance Goal" means an objective and measurable performance goal or goals providing for a targeted level or levels of achievement using one or more of the following measures: (i) sales or revenues (including, without limitation, sales or revenue growth); (ii) gross profit; (iii) income before interest and taxes; (iv) income before interest, taxes, depreciation and amortization; (v) net income; (vi) net income from operations; (vii) operating results excluding pension mark-to-market; (viii) earnings per Share; (ix) return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); (x) productivity ratios; (xi) expense or cost reduction measures; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) orders; (xvi) customer satisfaction; (xvii) working capital targets; (xviii) budget comparisons; (xix) implementation or completion of specified projects or processes; (xx) the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; (xxi) cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); (xxii) Share price (including, without limitation, growth in Share price and total stockholder return); (xxiii) profitability of an identifiable business unit or product; (xxiv) economic profit or economic value added; or (xxv) cash value added. The foregoing measures may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. On or before the 90th day of the applicable performance period (or, if different, the period of service) for which Performance Goals are established, or in any event, no later than twenty-five percent (25%) of the period of service to which the Performance Goal relates has elapsed, the Committee may specify that the achievement of the Performance Goals will be calculated without regard to the negative or positive effect of certain events, including, without limitation, any of the following events: charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and foreign currency exchange gains or losses.

          (t)    "Person" means any individual, corporation, partnership, association or trust.

          (u)   "Plan" means this Alliant Techsystems Inc. 2005 Stock Incentive Plan, as amended from time to time.

          (v)   "Restricted Stock" means any Share granted under Section 6(c) of the Plan.

          (w)  "Restricted Stock Unit" means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

          (x)   "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

          (y)   "Section 162(m)" means Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

          (z)   "Shares" means shares of common stock, par value of $0.01 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

          (aa) "Stock Appreciation Right" means any right granted under Section 6(b) of the Plan.

          (bb) "Stock Award" means any Share granted under Section 6(f) of the Plan.

        Section 3.    Administration.

          (a)    Power and Authority of the Committee.    The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, exchange for cash or any other Awards, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable to a Participant with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

          (b)    Delegation.    The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

          (c)    Power and Authority of the Board of Directors.    Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

        Section 4.    Shares Available for Awards.

          (a)    Shares Available.    Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 3,982,360. Each Share issued pursuant to an award of Options or Stock Appreciation Rights shall reduce the aggregate plan limit by one Share. Commencing August 7, 2012, each Share issued pursuant to an award other than Options or Stock Appreciation Rights shall reduce the aggregate Plan limit by 2.38 Shares, and any Shares underlying an award other than Options or Stock Appreciation Rights that become available for future grant under the Plan shall be added back to the Plan in an amount equal to 2.38 Shares for each Share subject to such Award. Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares. Shares that are subject to Awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan. Shares that are tendered by a Participant or withheld by the Company as full or partial payment to the Company of the purchase or exercise price relating to an Award or to satisfy tax withholding obligations relating to an Award shall not be available for future grants under the Plan. In addition, if Stock Appreciation Rights are settled in Shares upon exercise, the gross number of Shares subject to the Award (rather than the net number of Shares issued upon exercise) shall be counted against the number of Shares authorized under the Plan. If the exercise price of an Option under the Plan is paid in Shares, then the gross number of Shares for which the Option is exercised (rather than the net number of Shares issued upon exercise) shall be counted against the number of Shares authorized under the Plan. Shares purchased on the open market with the cash proceeds from the exercise of Options shall not be added back to the number of Shares authorized for issuance under the Plan and shall not be available for grant under the Plan. Notwithstanding the foregoing, any Award or portion of an Award that, in accordance with the terms of the applicable Award Agreement, is payable only in cash shall not be counted against the number of Shares authorized under the Plan.

          (b)    Accounting for Awards.    For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan, subject to adjustment as required under Section 4(a).

          (c)    Adjustments.    In the event that an equity restructuring, as defined as a nonreciprocal transaction between the Company and its stockholders that causes the per-share fair value of the Shares underlying an Option or similar Award to change (e.g., stock dividend, stock split, spinoff, etc.), has occurred, the Committee shall make an equitable adjustment to (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

        In the event that the Committee shall determine that an event other than an equity restructuring, as defined above, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

        It is intended that any adjustments contemplated by the preceding two paragraphs be done in a manner consistent with Section 409A of the Code and (where applicable) Section 424 of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

          (d)    Award Limitations Under the Plan.

              (i)  Section 162(m) Limitation for Certain Types of Awards.    No Participant may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 100,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year. The foregoing annual limitation specifically applies to any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

             (ii)  Section 162(m) Limitation for Performance Awards.    No Participant may be granted Performance Awards in excess of 150,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year. This limitation does not apply to any Award subject to the limitation contained in Section 4(d)(i) of the Plan.

            (iii)  Limitation on Awards Granted to Non-Employee Directors.    Directors who are not also employees of the Company or an Affiliate may not be granted Awards in the aggregate for more than 5% of the Shares available for Awards under the Plan, subject to adjustment as provided in Section 4(c) of the Plan.

            (iv)  Limitation on Incentive Stock Options.    The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 100,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

        Section 5.    Eligibility.

        Any Eligible Person may be designated to be a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services provided by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

        Section 6.    Awards.

          (a)    Options.    The Committee may grant Options with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

              (i)  Exercise Price.    The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

             (ii)  Option Term.    The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.

            (iii)  Time and Method of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (b)    Stock Appreciation Rights.    The Committee may grant Stock Appreciation Rights subject to the terms of the Plan and such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

          (c)    Restricted Stock and Restricted Stock Units.    The Committee may grant Awards of Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

              (i)  Restrictions.    Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The minimum vesting period of such Awards shall be one year from the date of grant. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant's death, disability or retirement or a change in control of the Company.

             (ii)  Issuance and Delivery of Shares.    Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

            (iii)  Forfeiture.    Except as otherwise determined by the Committee, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

          (d)    Dividend Equivalents.    The Committee may grant Dividend Equivalents under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of any cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. In no event shall Dividend Equivalents be granted with respect to Options or Stock Appreciation Rights. In addition, Dividend Equivalents granted with respect to a Performance Award shall not be distributed during the performance period or to the extent any such Performance Award is otherwise unearned.

          (e)    Performance Awards.    The Committee may grant Performance Awards denominated in Shares that may be settled or payable in Shares (including, without limitation, Restricted Stock or Restricted Stock Units) or cash. Performance Awards granted to Participants who may be "covered employees" under Section 162(m) of the Code are intended to be "qualified performance-based compensation" within the meaning of Section 162(m). Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

  Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and any other terms and conditions of any Performance Award shall be determined by the Committee. The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards to the extent required by Section 162(m). With respect to covered employees, Performance Awards issued under the Plan are intended to avoid loss of the deduction referred to in paragraph (1) of Section 162(m) of the Code or any successor section thereto.

          (f)    Other Stock-Based Awards.    The Committee may grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. Shares, or other securities delivered pursuant to a purchase right granted under this Section 6(f), shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted.

          (g)    General.

              (i)  Consideration for Awards.    Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

             (ii)  Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

            (iii)  Forms of Payment under Awards.    Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

            (iv)  Term of Awards.    The term of each Award shall be for a period not longer than 10 years from the date of grant.

             (v)  Limits on Transfer of Awards.    No Award and no right under any such Award shall be transferable by a Participant other than (1) by will or by the laws of descent and distribution or (2) by transfer of an Award back to the Company, including a transfer of an Award (but not any Stock Options) to the Company in connection with a deferral election under a Company deferred compensation plan. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death. Each Award under the Plan or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

            (vi)  Restrictions; Securities Exchange Listing.    All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

        Section 7.    Amendment and Termination; Corrections.

          (a)    Amendments to the Plan.    The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

              (i)  requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to the Company;

             (ii)  increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

            (iii)  increases the number of shares subject to the limitations contained in Section 4(d) of the Plan;

            (iv)  permits repricing, cancellation and replacement, or exchange of Options or Stock Appreciation Rights which are prohibited by Section 3(a)(v) of the Plan;

             (v)  permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b) of the Plan; or

            (vi)  would cause Section 162(m) of the Code to become unavailable with respect to the Plan.

          (b)    Amendments to Awards.    Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.

          (c)    Correction of Defects, Omissions and Inconsistencies.    The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

        Section 8.    Tax Withholding.

        The Company may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an Award. The Committee may require the Company to withhold Shares having a Fair Market Value equal to the amount necessary to satisfy the Company's minimum statutory withholding requirements upon the grant, exercise, vesting or payment of an Award from Shares that otherwise would have been delivered to a Participant. The Committee may, subject to any terms and conditions that the Committee may adopt, permit a Participant to elect to pay all or a portion of the minimum statutory withholding taxes by (a) having the Company withhold Shares otherwise to be delivered upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes, (b) delivering to the Company Shares other than Shares issuable upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes or (c) paying cash. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

        Section 9.    General Provisions.

          (a)    No Rights to Awards.    No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

          (b)    Award Agreements.    No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

          (c)    No Rights of Stockholders.    Except with respect to Restricted Stock and (if applicable) Other Stock-Based Awards, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

          (d)    No Limit on Other Compensation Plans or Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements.

          (e)    No Right to Employment or Directorship.    The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (f)    Company Policies.    All Awards granted under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Company from time to time.

          (g)    Governing Law.    The internal law, and not the law of conflicts, of the State of Delaware, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award. In addition, it is the intent of the Company that the Plan and applicable Awards under the Plan comply with the applicable provisions of Sections 162(m) and 422 of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) or 422 of the Code, that Plan provision shall cease to apply.

          (h)    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

          (i)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (j)    Securities Matters.    The Company shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

          (k)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

          (l)    Compliance with Code Section 409A.    The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable. All Award Agreements shall be construed and administered such that the Award either (i) qualifies for an exemption from the requirements of Section 409A of the Code or (ii) satisfies the requirements of Section 409A of the Code. If an Award is subject to Section 409A of the Code, (I) payment, distribution or settlement, as applicable, shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payment, distribution or settlement, as applicable, to be made upon a termination of employment shall only be made upon a "separation from service" under Section 409A of the Code, and (III) in no event shall a Participant, directly or indirectly, designate the calendar year in which a payment, distribution or settlement, as applicable, is made except in accordance with Section 409A of the Code. Notwithstanding anything in this Plan or an Award Agreement to the contrary, if a Participant is a "specified employee," within the meaning of Section 409A of the Code and as determined under the Company's policy for determining specified employees, on the date of his or her "separation from service", within the meaning of Section 409A of the Code, the distribution, payment or settlement, as applicable, of all of Participant's Awards that are both (i) subject to Section 409A of the Code and (ii) distributable, payable or settleable, as appropriate, on account of a separation from service, shall be postponed for six months following the date of the Participant's separation from service. If a distribution, payment or settlement, as applicable, is delayed pursuant to this paragraph, the distribution, payment or settlement, as applicable, shall be made within the 30-day period following the first business day of the seventh month following the Participant's separation from service; provided that if the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant's death. This distribution, payment or settlement, as applicable, shall include the cumulative amount of any amount that could not be paid or provided during such period. To the extent that any provision of the Plan or an Award Agreement would cause a conflict with the requirements of Section 409A of the Code, or would cause the administration of the Plan or an Award to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed amended to the extent practicable to avoid adverse tax consequences under Section 409A of the Code for the Participant (including his or her beneficiaries). Notwithstanding any provision in this Plan to the contrary, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A of the Code applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his or her beneficiaries.

          (m)    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        Section 10.    Effective Date of the Plan.

        The Plan became effective on August 2, 2005 upon approval by the stockholders of the Company at the annual meeting of stockholders. The Plan was subsequently amended and restated as of July 31, 2007, and August 4, 2009, upon approval by the stockholders of the Company at the applicable annual meeting of stockholders. The Plan, as further amended and restated, shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on August 7, 2012 and this amended and restated Plan shall be effective as of the date of such stockholder approval. Any amendments to the Plan that require stockholder approval pursuant to Section 7(a) of the Plan shall be effective as of the date of stockholder approval of such amendments.

        Section 11.    Term of the Plan.

        The Plan shall terminate at midnight on August 1, 2015, unless terminated before then by the Board. Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired; provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board's adoption of the Plan. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions (and the terms and conditions of the Plan, which shall continue to apply to such Awards as long as they remain outstanding).

See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000146507_1 R1.0.0.11699 ALLIANT TECHSYSTEMS INC. ALLIANT TECHSYSTEMS INC. 1300 WILSON BOULEVARD, SUITE 400 ARLINGTON, VA 22209-2307 Annual Meeting June 11, 2012 August 07, 2012 August 07, 2012 9:00 AM EDT Corporate Headquarters 1300 Wilson Boulevard Suite 400 Arlington, VA 22209-2307

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX 0000146507_2 R1.0.0.11699 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT TO STOCKHOLDERS Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 24, 2012 to facilitate timely delivery.

Voting items 0000146507_3 R1.0.0.11699 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Roxanne J. Decyk 02 Mark W. DeYoung 03 Martin C. Faga 04 Ronald R. Fogleman 05 April H. Foley 06 Tig H. Krekel 07 Douglas L. Maine 08 Roman Martinez IV 09 Mark H. Ronald 10 William G. Van Dyke The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Advisory Vote on Executive Compensation 3. Approval of Alliant Techsystems Inc. 2005 Stock Incentive Plan, as Amended and Restated 4. Ratification of Appointment of Independent Registered Public Accounting Firm NOTE: If you vote your proxy through the internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

0000146507_4 R1.0.0.11699

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0000146505_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Roxanne J. Decyk 02 Mark W. DeYoung 03 Martin C. Faga 04 Ronald R. Fogleman 05 April H. Foley 06 Tig H. Krekel 07 Douglas L. Maine 08 Roman Martinez IV 09 Mark H. Ronald 10 William G. Van Dyke ALLIANT TECHSYSTEMS INC. 1300 WILSON BOULEVARD, SUITE 400 ARLINGTON, VA 22209-2307 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by Alliant Techsystems Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Advisory Vote on Executive Compensation 3. Approval of Alliant Techsystems Inc. 2005 Stock Incentive Plan, as Amended and Restated 4. Ratification of Appointment of Independent Registered Public Accounting Firm NOTE: If you vote your proxy through the internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000146505_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The NOTICE AND PROXY STATEMENT, ANNUAL REPORT TO STOCKHOLDERS is/are available at www.proxyvote.com . ALLIANT TECHSYSTEMS INC. This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Mark W. DeYoung, Neal S. Cohen and Deborah Moeschl as proxies, each with power to act alone and to appoint a substitute, and authorizes each of them to represent and vote as specified on the other side of this proxy, all shares of common stock of Alliant Techsystems Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Tuesday, August 7, 2012, at the headquarters of the Company at 1300 Wilson Boulevard, Suite 400, Arlington, Virginia, and all adjournments thereof. The shares represented by this proxy will be voted as specified on the other side. If no choice is specified, this proxy will be voted FOR Proposals 1, 2, 3, and 4. The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Proxy Statement of the Company. Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed and dated on the other side will be by ticket only. You may request an admission ticket by calling 952-351-3072, by emailing alliant. corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show you photo identification. Corporate Headquarters and Annual Meeting Site: 1300 Wilson Boulevard, Suite 400 Arlington, VA 22209-2307 (telephone: 703-412-5960; web site: www.atk.com) Stockholder Inquires : If you are a stockholder of record, send inquires concerning transfer of shares, lost certificates or address changes to the Company’s Transfer Agent/Register, Computershare Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310-1900 (telephone toll free: 1-866-865-6322; Web site: www.bnymellon.com/shareowner/equityaccess) Investor Relations: Inquiries from stockholders, securities analysts and others in the professional Investment community should be directed to Steve Wold, Vice President, Investor Relations and Corporate Finance, Alliant Techsystems Inc., 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720 (telephone: 952-351-3056; e-mail:steve.wold@atk.com)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0000146506_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Roxanne J. Decyk 02 Mark W. DeYoung 03 Martin C. Faga 04 Ronald R. Fogleman 05 April H. Foley 06 Tig H. Krekel 07 Douglas L. Maine 08 Roman Martinez IV 09 Mark H. Ronald 10 William G. Van Dyke ALLIANT TECHSYSTEMS INC. 1300 WILSON BOULEVARD, SUITE 400 ARLINGTON, VA 22209-2307 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by Alliant Techsystems Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Advisory Vote on Executive Compensation 3. Approval of Alliant Techsystems Inc. 2005 Stock Incentive Plan, as Amended and Restated 4. Ratification of Appointment of Independent Registered Public Accounting Firm NOTE: If you vote your proxy through the internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000146506_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The NOTICE AND PROXY STATEMENT, ANNUAL REPORT TO STOCKHOLDERS is/are available at www.proxyvote.com . ALLIANT TECHSYSTEMS INC. This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby directs Fidelity Management Trust Company, the Trustee of the Alliant Techsystems Inc. 401(k) Plan, to vote all shares of common stock held in the plan, which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Tuesday, August 7, 2012, at the headquarters of the Company at 1300 Wilson Boulevard, Suite 400, Arlington, Virginia, and all adjournments thereof. These instructions will be followed as directed on the other side. Shares held in the plan for which no voting instructions are received by the trustee, as well as shares not allocated to any participants, will be voted in the same proportion as votes actually cast by participants in the plan. The undersigned hereby acknowledges receipt of the Proxy Statement of the Company. Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed and dated on the other side ALLIANT TECHSYSTEMS INC. Annual Meeting Admission Policy: Admission to the Annual Meeting will be by ticket only. You may request an admission ticket by calling 952-351-3072, by emailing alliant. corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show you photo identification. Corporate Headquarters and Annual Meeting Site: 1300 Wilson Boulevard, Suite 400 Arlington, VA 22209-2307 (telephone: 703-412-5960; web site: www.atk.com) Stockholder Inquires : If you are a stockholder of record, send inquires concerning transfer of shares, lost certificates or address changes to the Company’s Transfer Agent/Register, Computershare Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310-1900 (telephone toll free: 1-866-865-6322; Web site: www.bnymellon.com/shareowner/equityaccess) Investor Relations: Inquiries from stockholders, securities analysts and others in the professional Investment community should be directed to Steve Wold, Vice President, Investor Relations and Corporate Finance, Alliant Techsystems Inc., 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720 (telephone: 952-351-3056; e-mail:steve.wold@atk.com)